Exhibit 10.44

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED

WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT

BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO

THE COMPANY IF DISCLOSED.

AMENDED AND RESTATED PREPAID FORWARD PURCHASE AGREEMENT

This Amended and Restated Prepaid Forward Purchase Agreement (as amended from time to time, the “Purchase Agreement”) is made by and among Quest Patent Research Corporation, a Delaware corporation (“Quest”), Peregrin Licensing LLC, a Texas limited liability company (“Peregrin”), Taasera Licensing LLC, a Texas limited liability company (“Taasera”), Multimodal Media LLC, a Texas limited liability company (“Multimodal”), Tyche Licensing LLC, a Texas limited liability company (“Tyche”), Deepwell IP LLC, a Texas limited liability company (“Deepwell”), Flash Uplink LLC, a Texas limited liability company (“Flash Uplink,” and, together with Quest, Peregrin, Taasera, Multimodal, Tyche, and Deepwell, “Seller”), and QPRC Finance LLC (“Buyer”), a Delaware limited liability company (each, a “Party,” and collectively, the “Parties”). This Purchase Agreement (a) is effective as of February 19, 2021 (the “Effective Date”) and (b) amends, restates, and supersedes in its entirety the Prepaid Forward Purchase Agreement by and between Quest, as Seller, and Buyer and entered into effective February 19, 2021. Terms used herein but not otherwise defined shall have the meanings set forth in Schedule I and the exhibits hereto.

WHEREAS, Seller is in the business of, among other things, acquiring and monetizing patents;

WHEREAS, the purpose of this Purchase Agreement is for Buyer to provide financing to Seller for certain operating expenses and for the acquisition of certain mutually agreed patent rights (the “Patents,” which, for the avoidance of doubt, shall include all patents, patent applications and/or other related assets assigned to or acquired by or on behalf of Seller or any affiliate thereof other than (i) patent rights held by Harbor Island Dynamic LLC, a Texas limited liability company and affiliate of Seller, prior to the date of execution of this Amended and Restated Prepaid Forward Purchase Agreement (the “A&R Execution Date”) and (ii) patent rights acquired on or after the A&R Execution Date that are not proceeds of patent rights acquired by or on behalf of Seller or any affiliate thereof prior to the A&R Execution Date. A current list of the Patents as of the A&R Execution Date is set forth in Schedule IV to this Purchase Agreement) that Seller intends to license, enforce, or otherwise monetize (such activities, “Monetization”);

WHEREAS, in connection the financing hereunder, (i) Seller and/or certain of Seller’s Affiliates and Buyer are executing and delivering the Security Agreement (attached hereto and incorporated herein as Exhibit A) (as may be amended from time to time, the “Security Agreement”); (ii) Seller and certain of Seller’s Affiliates and Buyer have executed and delivered the Subsidiary Continuing Guaranty Agreement (attached hereto and incorporated herein as Exhibit B) (as may be amended from time to time, the “Subsidiary Guaranty”), (iii) certain of Seller’s Affiliates and Buyer have executed and delivered the Subsidiary Patent Proceeds Security Agreement (attached hereto and incorporated herein as Exhibit C) (as may be amended from time to time, the “Subsidiary Security Agreement”, and, together with the Security Agreement, the “Security Documents”), (iv) Seller and Buyer have executed and delivered the Warrant Issuance Agreement (attached hereto and incorporated herein as Exhibit D) (as may be amended from time to time, the “Warrant Issuance Agreement”); (vi) Seller and Buyer have executed and delivered the Board Observation Rights Agreement (attached hereto and incorporated herein as Exhibit E) (as may be amended from time to time, the “Board Observation Rights Agreement”); and (vii) Seller and/or certain of Seller’s Affiliates and Buyer are executing and delivering the Patent Security Agreement (attached hereto and incorporated herein as Exhibit H) (as may be amended from time to time, the “Patent Security Agreement,” and, together with the Security Agreement, the Subsidiary Guaranty, the Subsidiary Security Agreement, Warrant Issuance Agreement, Board Observation Rights Agreement and the Purchase Agreement, the “Investment Documents”).

WHEREAS, the Parties acknowledge and agree that licensing, litigation, and related activity is the essential activity of Seller’s business, that the Investment Documents were created because of pending and anticipated litigations, and that the Investments Documents would not have been created in substantially similar form but for those litigations.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of Buyer and Seller, intending to be legally bound, hereby agrees as follows:

1. Incorporation of Recitals. The recitals set forth above are hereby incorporated into the terms of this Purchase Agreement.

2. Transfer of Investment Return. Seller agrees to pay Buyer the Investment Return set forth on Schedule II hereto (“Investment Return”). Seller hereby transfers to Buyer the portion of the Net Proceeds, and, so long as Component (1) of the Investment Return has not been paid to Buyer in full, all other monies received by Seller or any agent or Affiliate thereof in any connection (except to the extent that such other monies are legally encumbered to a third-party), equal to the Investment Return and the right to receive the Investment Return (the “Transferred Interest”), and Buyer hereby accepts the transfer of the Transferred Interest from Seller, upon the terms set forth herein. For the avoidance of doubt, Buyer’s receipt of the Investment Return and the Transferred Interest does not constitute an assignment of claims or convey to Buyer any right, title, or interest in or to the Patents.

3. Payment of Purchase Price. The purchase price for the Transferred Interest shall be equal to the sum of the purchase price payments that Buyer makes or causes to be made under the Purchase Agreement (the “Purchase Price,” and each such payment, a “Purchase Price Payment”). Subjects to the terms herein, the Parties agree that Buyer has made Purchase Price Payments in the aggregate total of $[***], as follows:

●	“Operating Capital Purchase Price Payments” in the total amount of $2,000,000;

●	“Intelligent Partners Payment” in the total amount of $1,750,000.00; and

●	“Patent Acquisition Purchase Price Payments” in the total amount of $[***].

Notwithstanding anything to the contrary in this Purchase Agreement, the maximum amount that Buyer shall be obligated to pay under this Purchase Agreement, subject to the terms and conditions herein, shall be $[***] (the “Maximum Investment”) .

4. Payment of Investment Return. Until Buyer has received the entirety of its Investment Return, Seller, and any Affiliate of Seller entitled to receipt of any Proceeds, shall irrevocably direct and cause each Seller’s Attorney to receive all Proceeds in connection with the Monetization of those Patents into its trust account and to pay the appropriate share of Net Proceeds to Buyer directly within five days of receipt of a distribution report approved by Buyer (“Distribution Report”), unless Buyer agrees in writing to accept a different process for payment. Buyer agrees that, except as specified in Section 7, the Purchase Price Payments to Seller are without recourse, meaning that all payments to Buyer under this Purchase Agreement shall be paid only if and after any Net Proceeds are received, or to be received by Seller. Seller shall have ten (10) business days from Seller’s Attorney’s receipt of Proceeds to prepare and submit the Distribution Report to Buyer for approval. Seller shall direct each Seller’s Attorney to supply Buyer with all information in its possession about any Proceeds it receives in the event that Seller does not submit a Distribution Report to Buyer with respect to such Proceeds within ten (10) business days of such Seller’s Attorneys’ receipt of such Proceeds.

5. Seller’s Representations, Warranties, Covenants, Acknowledgements, and Waivers; Indemnification. All representations, warranties, and covenants contained in the Investment Documents shall be continuous and survive the execution of this Purchase Agreement.

a.	Seller represents and warrants that, as of the Effective Date and the A&R Execution Date:

i.	Seller has full authority to enter into and perform the Investment Documents and to bind Seller to all of the Investment Documents’ respective terms, none of which will (a) violate any other agreement of Seller, (b) to the best of Seller’s knowledge, violate any applicable law, or (c) require any notice or approval of any third party which has not been obtained.

ii.	Seller is duly authorized and holds all certificates of authority, licenses, and permits necessary to carry on its business as presently conducted and as presently proposed to be conducted, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on the business, properties, assets, liabilities, operations, results of operations, condition (financial or otherwise) or prospects of the Seller individually, or the Seller and its Affiliates taken as a whole, or on the transactions contemplated hereby or in the other Investment Documents or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Seller to perform any of its material obligations under any of the Investment Documents.

iii.	Seller (a) understands the risks involved in the Investment Documents; (b) has adequate information to make an informed decision to enter into the transactions contemplated by the Investment Documents, and (c) has independently and without reliance upon Buyer, and based upon such information as Seller has deemed appropriate, conducted its own analyses and made its own decision to enter into the Investment Documents. Seller acknowledges that Buyer has not given Seller any investment or other advice, or any opinion, regarding whether the transactions contemplated by the Investment Documents are prudent.

iv.	Seller has consulted with independent legal counsel regarding the Investment Documents and is fully advised with respect to Seller’s obligations and rights with respect hereto. Seller has received independent legal advice with respect to all of the Investment Documents and the transactions contemplated thereby.

v.	No broker, finder, or other entity acting under the authority of Seller or any of its Affiliates is entitled to any broker’s commission or other fee in connection with this transaction for which Buyer could be responsible.

vi.	To the best of Seller’s knowledge, Seller is in compliance in all material respects with all United States statutes and governmental rules and regulations applicable to it, except where the failure to be in compliance will not have a Material Adverse Effect.

vii.	Exhibit I contains a complete list of each litigation in which a claim of a Patent is alleged to be infringed, each post-grant proceeding in which a claim of a Patent has been challenged, and any other litigation to which Seller is party as of the A&R Execution Date.

b.	Seller covenants that so long as this Purchase Agreement remains in effect:

i.	Seller shall not directly or indirectly sell, transfer, assign, lease, encumber, or otherwise convey any interest, right, or title in the Proceeds or the Patents (whether in one transaction or in a series of transactions) to any Person, except Buyer, without Buyer’s prior written consent, it being understood that the grant to any Seller’s Attorney of an interest in the Proceeds from any Patent shall not be deemed a violation of this Section 5.b.i.

ii.	Seller shall not create, incur, assume, or suffer to exist any lien with respect to the Proceeds or Patents, except liens in favor of Buyer.

iii.	Seller shall not permit any director, manager, officer, employee, agent, or Affiliate of Seller to engage in any transaction on behalf of Seller that would reasonably be expected to adversely affect Buyer’s rights under the Investment Documents.

iv.	Seller shall promptly notify Buyer after becoming aware of any breach by Seller of any representation, warranty, covenant, or other obligation under any Investment Document.

v.	Seller shall maintain its legal entity in good standing in the state of its formation and maintain all of its certificates, permits, licenses, and agreements of any kind or nature necessary to the operation of its business, including those necessary or desirable for the completion of the monetization of the Patents, except where the failure of any of the foregoing shall not have, individually or in the aggregate, a Material Adverse Effect.

vi.	Seller shall not substantially modify its legal entity existence, such as a change of name, entity type, or merger with another company, unless (a) Seller provides Buyer with at least thirty (30) days’ prior written notice of such event, (b) this Purchase Agreement becomes binding on any resulting entities, and (c) any such resulting entities assume all obligations of Seller, which assumption shall be reflected in the documents effecting such change.

vii.	Upon reasonable notice, Seller shall permit any Person designated by Buyer to visit and inspect any of Seller’s properties, corporate books, and financial records, to examine and to make copies of its books of accounts and other financial records, and to discuss the affairs, finances, and accounts of Seller relevant to the monetization of the Patents, and to be advised as to the same by, their officers, all to the extent reasonably necessary to ensure compliance with the Investment Documents, at such reasonable times and intervals as Buyer may designate during normal business hours.

viii.	All information furnished by Seller to Buyer for purposes of or in connection with this Purchase Agreement shall be true and accurate in every material respect on the date as of which such information is dated or certified, and none of such information shall be incomplete by omitting to state any material fact known to Seller, or that Seller would have known after reasonable inquiry, and necessary to make such information not materially misleading in light of the circumstances under which made.

ix.	In the event that Seller is contemplating dissolution due to financial insolvency or a bankruptcy filing (an “Insolvency Event”), to the extent commercially feasible and known to Seller, Seller agrees to give Buyer thirty (30) days’ advance notice of the contemplated Insolvency Event, or if thirty (30) days’ notice is not feasible, Seller will notify Buyer as soon as any Seller reasonably believes that an Insolvency Event is likely to occur.

x.	Subject to any claim of attorney-client privilege, Seller shall promptly notify Buyer (and in no event less later than three business days after such event) any time there is a material change in circumstances or facts relating to Seller that in Seller’s reasonable judgement would (a) cause any representation, warranty, or covenant to become untrue, (b) materially affect the value of the Monetization or Proceeds (including developments in any litigation), or (c) prevent or materially inhibit Seller from performing its obligations under the Investment Documents.

xi.	Subject to any claims of attorney-client privilege, Seller shall timely inform Buyer of any material developments regarding (a) Seller’s business operations, (b) the Patents, (c) the status of any Monetization or Proceeds, and (d) the status of any litigation.

xii.	Seller shall timely respond to requests from Buyer’s auditors to confirm the existence of a contract or contracts between Buyer and Seller, and the terms, amounts, and commitments therein.

xiii.	In the event Seller alleges that Buyer has breached this Purchase Agreement, Seller shall provide written notice of such breach and provide Buyer with at least fifteen days’ written notice to cure such breach.

xiv.	Every 30 days (or upon request of Buyer) Seller shall submit to Buyer a list of each litigation in which a claim of a Patent is alleged to be infringed, each post-grant proceeding in which a claim of a Patent has been challenged, and any other litigation to which Seller is party in the form set forth in Exhibit J.

Notwithstanding the foregoing or anything in this Agreement to the contrary, Buyer acknowledges that in connection with its information and access rights under this Agreement, Seller may be required to provide information that may be deemed to be material non-public information; provided that the Seller agrees to clearly identify any such information as such, in writing, and, prior to delivery of any material non-public information, to request and obtain written confirmation that Buyer wishes to receive non-public information notwithstanding that it may constitute material non-public information. Buyer and Seller agree to work together in good faith to establish procedures for the handling of information that may constitute material non-public information, including procedures that enable Buyer to evaluate from time to time the extent to which Buyer is prepared to receive material non-public information from Seller and as to which of such information will be subject to periodic “cleansing disclosure” and/or the establishment of “trading windows” in order to achieve Buyer’s objective of remaining reasonably informed of Sellers Monetization efforts and available to consult with Seller regarding such activities, while not being unreasonably restricted in public trading of common stock of the Seller. For the avoidance of doubt, subject to Seller not providing Buyer with any information that it is not prepared to disclose to the public without first requesting and obtaining written confirmation that Buyer wishes to receive non-public information, Seller shall have no obligation to Buyer to disclose information to the public, whether by press release or filing with the U.S. Securities Exchange Commission (the “SEC”), that it is not otherwise obligated to disclose at such time pursuant to the Securities Exchange Act of 1934, as amended, and the regulations of the SEC promulgated thereunder.

c.	Seller represents, warrants, acknowledges, and admits, and expressly, unconditionally, and irrevocably waives any claim or argument that is inconsistent with or contrary to, the following:

i.	Seller is transacting with Buyer only and not any Affiliate of Buyer.

ii.	Seller expressly waives any argument that Buyer is the alter ego of any other entity, that Buyer’s corporate veil may be pierced, or that Seller may seek legal redress from any entity other than Buyer, based on any theory or argument, for any claim arising from, in connection with, or relating to the Investment Documents. Seller accordingly waives any and all claims against any Affiliate of Buyer arising from, in connection with, or related to the Investment Documents and the transactions contemplated thereby unless such Affiliate is a party thereto.

d.	Seller shall indemnify, hold harmless, and defend Buyer and its managers, officers, directors, employees, agents, Affiliates, successors, and permitted assigns (each, an “Indemnitee,” and collectively, the “Indemnitees”) against any and all losses, damages, liabilities, deficiencies, claims, actions, judgments, settlements, interest, awards, penalties, fines, costs, or expenses of whatever kind, including professional fees and attorneys’ fees, that are incurred by, or brought or awarded against, any Indemnitee arising from, in connection with, or relating to (a) breach or non-fulfillment of any of Seller’s representations, warranties, or covenants set forth in the Investment Documents; or (b) any grossly negligent or more culpable act or omission of Seller (including any reckless or willful misconduct) in connection with the performance of Seller’s obligations under the Investment Documents, it being understood that Seller is making no representation or warranty as to the amount of Net Proceeds to be derived from the investment made by Buyer pursuant to the Investment Documents.

6. Buyer’s Representations and Warranties. Buyer represents and warrants that, as of the Effective Date:

a.	Buyer has full power and authority to execute and perform the Investment Documents and to bind Buyer to all of the Investment Documents’ respective terms, none of which will (a) violate any other agreement of Buyer, (b) to the best of Buyer’s knowledge, violate any applicable law, or (c) require any notice or approval of any third party which has not been obtained.

b.	Buyer (a) understands the risks involved in the Investment Documents; (b) has adequate information to make an informed decision to enter into the transactions contemplated by the Investment Documents, and (c) has independently and without reliance upon Seller, and based upon such information as Buyer has deemed appropriate, conducted its own analyses and made its own decision to enter into the Investment Documents. Buyer acknowledges that Seller has not given Buyer any investment or other advice, or any opinion, regarding whether the transactions contemplated by the Investment Documents are prudent.

c.	Buyer has consulted with independent legal counsel regarding the Investment Documents and is fully advised with respect to Buyer’s obligations and rights with respect hereto. Buyer has received independent legal advice with respect to all of the Investment Documents and the transactions contemplated thereby.

d.	No broker, finder, or other entity acting under the authority of Buyer or any of its Affiliates is entitled to any broker’s commission or other fee in connection with this transaction for which Seller could be responsible.

7. Events of Default.

a.	Each of the events or circumstances set forth below is an Event of Default (each an “Event of Default” and together “Events of Default”):

i.	Non-payment. Seller fails to pay, distribute, or authorize the distribution of any amount payable or distributable to Buyer when due under Investment Documents.

ii.	Other Obligations. Seller fails to comply with any provision of the Investment Documents (other than those referred to in subsection (a)(i) above) and, if such failure to comply is curable, such failure to comply is not cured within fifteen days of Buyer providing written notice to Seller.

iii.	Misrepresentation. Any representation, warranty or statement made or deemed to have been made by Seller in the Investment Documents or any other document delivered by or on behalf of Seller hereunder is or proves to have been misrepresented or misleading in any material respect.

iv.	Retention Agreement Cross-Default. Seller breaches any material provision of a retention agreement with Seller’s Attorney.

v.	Cross-Default. Seller breaches a material term of another agreement, executed before or after the Effective Date, by and between Seller or any Affiliate thereof and Buyer or any Affiliate thereof.

vi.	Spoliation. Seller is found or determined to have spoliated evidence.

vii.	Investment Document Invalidity or Challenge. Any material provision of any Investment Document, at any time after its execution and delivery, ceases to be in full force and effect as to Seller as a result of action by Seller or the failure of Seller to take necessary action known or reasonably should have been known by Seller to be taken; Seller contests in any manner the validity or enforceability of any provision of any Investment Document; or Seller denies that it has any or further liability or obligation under any provision of the Investment Document, or purports to revoke, terminate, or rescind any provision of any Investment Document; provided, that a reasonable good faith disagreement as to whether any provision is applicable to a particular situation or any liability has been paid or otherwise satisfied shall not be deemed an Event of Default.

viii.	Security Interest Compromise. Buyer ceases to have a valid and perfected first priority lien on the Collateral (as defined in any Security Document”) or Seller seeks to avoid, limit, or otherwise adversely affect any security interest granted to Buyer provided that Buyer has taken all commercially reasonable action necessary to perfect such security interest.

ix.	Criminal Indictment. A criminal indictment or a felony is entered against an officer or director of Seller.

x.	Suspension of Business. Seller takes, or there shall be involuntarily taken (including without limitation as a result of any judgment or injunction against Seller or any of its subsidiaries), any action to suspend the operation of the business of Seller, taken as a whole, in the ordinary courses, it being understood that the suspension of business of a subsidiary of Seller shall not be an Event of Default if (a) such suspension would not reasonably be expected to have a Material Adverse Effect or (b) Buyer consents to such suspension of business of a subsidiary.

xi.	Change of Management. Jon Scahill no longer serves as a director or performs the functions of President and Chief Executive Officer of Seller without the prior written consent of Buyer other than as a result of his death or Permanent Disability. As used in this Agreement “Permanent Disability” means Jon Scahill is unable to engage in any substantial gainful activity by reason of a physical or mental impairment, as determined by a qualified, independent physician, which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than six (6) months.

xii.	Restructure Default. The occurrence of any “Event of Default” or “Acceleration Event” under the Restructure Agreement or any document entered in connection therewith (including, without limitation, any Restructure Document (as such term is defined in the Restructure Agreement) or NA Document (as such term is defined in the Restructure Agreement)) or the exercise of any remedies against Seller under the Restructure Agreement or any such other document.

xiii.	Insolvency.

1.	Seller fails to pay its debts as they become due or suspends making payments on any of its material financial obligations that are not subject to a bona fide dispute; or

2.	The value of Seller’s assets is less than its liabilities (taking into account contingent and prospective value of liabilities, the contingent and prospective value of assets, and the contingent and prospective nature of Monetization).

xiv.	Insolvency Proceedings. Any legal proceedings are taken in relation to:

1.	the suspension of payments, winding up, dissolution, liquidation, administration or reorganization (by way of voluntary arrangement, scheme of arrangement, or otherwise) of Seller

2.	the filing of a voluntary petition for relief under the United States Bankruptcy Code by Seller or the filing of an involuntary petition for relief against Seller which is not stayed or dismissed within sixty (60) days of such filing;

3.	the appointment of a liquidator, receiver, administrative receiver, administrator, compulsory manager or other similar officer in respect of Seller or substantially all of Seller’s assets; or

4.	enforcement over all or substantially all of Seller’s assets of (a) any mortgage, charge, pledge, lien, or other security interest securing any obligation of Seller or its Affiliates to any Person or any other agreement or arrangement having a similar effect, or (b) any claim, cause of action, suit, or demand, including any counterclaim or third-party claim that is adverse to Seller, Buyer, or any Affiliate thereof, other than any claim seeking a declaratory judgment of non-infringement, invalidity, or unenforceability of any Patent.

b.	Rights and Remedies.

i.	Upon an Event of Default, Buyer may, in its sole and absolute discretion, upon written notice to Seller, do any one or more of the following:

1.	Declare Seller’s obligation to pay Buyer its Investment Return immediately due and payable in full and, in addition, in the case of an Event of Default described in any of clauses (i)-(xii) of Section 7.a, declare an amount equal to the aggregate amount of the Purchase Price Payments paid by Buyer plus a Late Payment Charge (as defined in Schedule II) to be immediately due and payable from Seller to Buyer.

2.	Cease making Purchase Price Payments (“Payment Termination”), without prejudice to Buyer resuming Purchase Price Payments at its election.

3.	Except as otherwise provided herein, without notice to or demand upon Seller, make such payments and do such acts, on behalf of Seller, as Buyer reasonably considers necessary or reasonable to protect its rights under the Investment Documents.

In addition to the foregoing, Buyer shall have all rights and remedies provided by law and any rights and remedies contained in any Investment Document, including enforcing its security interest in the Net Proceeds. No remedy herein is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

ii.	For the avoidance of doubt, Buyer’s pursuit of any or all of the foregoing rights and remedies, shall not (a) affect, reduce, or impair Buyer’s right to retain the Transferred Interest and to receive the Investment Return resulting from any Net Proceeds received, whether in the past, present, or future, (b) give rise to any liability on the part of Buyer to any Person, including Seller, or (c) have any effect whatsoever on the rights and obligations of the Parties set forth in the Security Agreement.

8. Other Purchase Price Payment Termination. Buyer may terminate Purchase Price Payments other than as set forth in Section 7 hereof by giving written notice to Seller of its decision to terminate payment pursuant to this Section 8 (“Other Payment Termination”). In the event of such Other Payment Termination, Buyer’s interest in the Net Proceeds shall be an amount equal to the greater of (i) the Purchase Price Payments made by Buyer plus interest at the prime rate, on the one hand, and (ii) Net Proceeds received by Buyer prior to the date of such Other Payment Termination, if any. Buyer shall have no liability to any Person, including Seller, relating to, arising from, or in connection with an Other Payment Termination under this Section 8. Nor shall such Other Payment Termination have any effect whatsoever on the rights and obligations of the Parties set forth in the Security Agreement.

9. [Reserved].

10. Confidentiality. The Parties agree that any non-public information or document provided before or after the Effective Date by one Party (the “Disclosing Party”) and/or its directors, officers, members, employees, parents, subsidiaries, affiliates, agents, attorneys, auditors, or professional financial advisors (its “Representatives”) to the other Party (the “Receiving Party”) and/or its Representatives shall be “Confidential Information.” In addition, “Confidential Information” shall include the Investment Documents and all drafts thereof, the terms of the Investment Documents, and the relationship between the Parties. “Confidential Information” shall not include information that was rightfully known by the Receiving Party or documents that were in the Receiving Party’s rightful possession at the time the information was provided. Information or documents will no longer be considered “Confidential Information” under this Agreement to the extent that (a) the information or document becomes generally known to the public, on or after the Effective Date, other than through a breach of this Purchase Agreement, (b) the Receiving Party receives the information or document from a third party that is not subject to non-disclosure obligation owed to the Disclosing Party, or (c) the Disclosing Party agrees in writing that the information or document is no longer confidential. A Receiving Party may disclose such Confidential Information to its or the Disclosing Party’s Representatives, provided that the Representative has a need to know such information in connection with the furtherance of the purposes of this Purchase Agreement and the Representative is bound by confidentiality obligations at least as restrictive as those set forth herein. A Receiving Party may not otherwise disclose Confidential Information, except to the extent (a) the Disclosing Party consents to such disclosure in writing, or (b) the Party is seeking to enforce its rights under the Agreement, provided that Confidential Information is filed under seal. In addition, Buyer may disclose Confidential Information to any potential or actual investor, financing source, assignee, transferee, or participant. In addition, a Receiving Party may disclose Confidential Information if such disclosure is necessary to comply with a court order, subpoena, investigation, or other government or legal process, including SEC reporting obligations (the “SEC Reporting Obligations”), wherein, on the advice of counsel, the Receiving Party is legally obligated to make such disclosure (each a “Disclosure Request”), provided that the Party receiving the Disclosure Request shall, to the extent possible, give the Disclosing Party reasonable notice of the Disclosure Request and cooperate with the Disclosing Party in attempting to seek an appropriate order, confidential treatment or a similar remedy limiting the requested disclosure, at the Disclosing Party’s expense. If, in the absence of an order limiting disclosure or a waiver by the Disclosing Party, the Receiving Party is compelled to disclose Confidential Information, the Receiving Party may disclose such Confidential Information that its attorney advises it is necessary to disclose to comply with the Disclosure Request. Should the Disclosing Party not contest the Disclosure Request, the Receiving Party shall not have any obligation to do so. The Receiving Party may, however, contest the Disclosure Request even if the Disclosing Party elects not to do so. Notwithstanding the foregoing, the obligations of the Receiving Party with respect to Disclosure Requests shall not apply with respect to any disclosure of Confidential Information made in connection with any routine governmental or regulatory inquiry, examination, or other request that does not specifically target the Disclosing Party’s Confidential Information. Notwithstanding the foregoing, Buyer acknowledges that some or all of the Investment Documents and the agreements and instruments to be entered into in connection therewith will be disclosed in and filed as exhibits pursuant to Seller’s SEC Reporting Obligations. In connection such Reporting Obligations, Seller shall limit its disclosure to only that which is necessary to comply with such SEC Reporting Obligations, shall seek appropriate confidential treatment, and shall provide Buyer with an opportunity in advance to review and comment on such sections of disclosure and exhibits.

11. Common Interest. The Parties recognize that certain Confidential Information may be subject to the attorney-client privilege, the work product doctrine, or other privileges and protections (the “Common Interest Material”). The Parties agree that they share a common legal interest in pending or reasonably anticipated litigation, Monetization, and in pursuing the purposes of this Purchase Agreement and in any subsequent dealings relating thereto. Accordingly, the Parties agree that any Common Interest Material shared between or among them shall be subject to the common interest doctrine to the maximum extent permitted by law and that the disclosure of Common Interest Material under this Agreement is not intended to, and does not, waive any applicable privilege, protection, immunity, or other legal protection applicable to such information.

12. Patent Standing. The Parties specifically intend and agree that Seller and, as appropriate, its Affiliates shall have sole and exclusive standing to enforce the Patents and that this Purchase Agreement shall be read and construed consistent with that intent. For the avoidance of doubt, the Parties specifically intend and agree that Seller shall exclusively own all right, title, and interest in and to the Patents.

13. Governing Law, Arbitration, and Jurisdiction. The Investment Documents and any and all related claims (whether styled or sounding in tort, contract, or any other legal theory arising from, in connection with, or relating to any Investment Document) shall be governed exclusively by New York law without regard to choice-of-law or conflict-of-law principles. Any dispute, claim or controversy arising out of or relating to the Investment Documents or the breach, termination, enforcement, interpretation or validity thereof, including the determination of the scope or applicability of this agreement to arbitrate, shall be determined by arbitration in New York, New York before one arbitrator. The arbitration shall be administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures. Judgment on the Award may be entered in any court having jurisdiction. This clause shall not preclude parties from seeking provisional remedies in aid of arbitration from a court of appropriate jurisdiction.

14. Relationship Between Buyer and Seller; [***].

a.	The relationship of the Parties shall be that of seller and buyer, and neither Party shall be considered or act as an agent of or have any fiduciary duties to the other Party. The Investment Documents are not intended to create a joint venture, partnership, or association between the Parties.

b.	[***]

15. Conditions Precedent to Buyer’s Payment Obligations. Unless and until all of the following conditions have been satisfied in Buyer’s sole and absolute discretion, Buyer shall not be obligated to make any Purchase Price Payments: (i) the completion of Buyer’s due diligence, the results of which are satisfactory to Buyer in its sole and absolute discretion; (ii) full execution of all Investment Documents; (iii) the full execution of an Intercreditor and Subordination Agreement (in the form attached hereto and incorporated herein as Exhibit F) by Seller, each of Seller’s Affiliates that are parties thereto and Intelligent Partners, LLC, (iv) the full execution of a Mutual Release and Covenant Not to Sue (in the form attached hereto and incorporated herein as Exhibit G) by the holders of 100% of Seller’s outstanding notes and Buyer and (v) the perfection of Buyer’s first-priority security interest in the Proceeds.

16. Successors and Assigns. Seller shall not assign, pledge, sell, or otherwise in any way directly or indirectly transfer or encumber (i) any of its rights or obligations under the Investment Documents or (ii) the Patents or the Proceeds (or any interest therein) without the prior written consent of Buyer. Any such assignment shall be null and void. Buyer may assign or otherwise transfer all or any of its rights and obligations under the Investment Documents; provided that (a) no such assignment shall be made to any Person that would materially and adversely affect Monetization; and (b) such assignment is to a third party of net worth sufficient to support Buyer’s obligations hereunder. Subject to the foregoing, the Investment Documents shall be binding and inure to the benefit of Seller and Buyer and their respective heirs, executors, successors, and permitted assigns.

17. No Waiver; Cumulative Remedies. No failure on the part of Buyer to exercise, no course of dealing with respect to, and no delay on the part of Buyer in exercising, any right, power, or remedy hereunder shall operate as a waiver thereof. No single or partial exercise of any such right, power, privilege, or remedy hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power, privilege, or remedy. Buyer shall not be required to (i) demand upon, or pursue or exhaust any of its rights or remedies against Seller, any other obligor, guarantor, or pledgor, or any other Person with respect to the payment of the Seller’s obligations under any of the Investment Documents; (ii) pursue or exhaust any of its rights or remedies with respect to any Collateral (as defined in any Security Document) therefor or any direct or indirect guarantee thereof; (iii) look first to, enforce, or exhaust any other security, collateral, or guaranties, (iv) marshal the Collateral (as defined in any Security Document) or any guarantee of such obligations; or (v) effect a public sale of any Collateral (as defined in any Security Document). All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law or otherwise available.

18. Entire Agreement. The Investment Documents, including any documents incorporated therein by reference, embody the final and mutual understanding of the Parties with respect to the subject matter thereof, and replace and supersede any prior agreements or understandings between the Parties. All exhibits and schedules attached hereto, and documents incorporated by reference herein, are incorporated as though fully set forth herein.

19. Further Actions. Seller agrees to execute any further documents, and to take any further actions, reasonably requested by Buyer to effectuate the rights granted to Buyer under the Investment Documents.

20. Construction. Any argument that ambiguities are to be resolved against the drafting party is expressly waived. The Investment Documents shall be deemed to have been drafted by each of the Parties, and each of the provisions thereof shall be construed without regard to any presumption or other rule requiring construction against the Party drafting such provisions. Any reference to any law or statute shall be deemed to refer to such law or statute as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words include, includes, and including shall be deemed to be followed by without limitation. Pronouns in masculine, feminine, and neutral genders shall be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words herein, hereof, hereby, and hereunder, and words of similar import, refer to this Purchase Agreement as a whole and not to any particular subdivision unless expressly so limited.

21. Amendment and Waiver. The Investment Documents shall not be amended or waived except by another written agreement by the Parties in the case of an amendment or by the Party granting the waiver in the case of a waiver.

22. Severability; Savings Clause. In the event that any provision or aspect of any of the Investment Documents cannot be interpreted in accordance with applicable law, or is deemed invalid or unenforceable, such provision and the remainder of the Investment Documents shall be interpreted and implemented to the fullest extent permitted by law, as it is the Parties’ express intent that the Investment Documents shall remain in full force and effect and enforceable to the greatest possible extent. At a minimum, and without prejudice to its other rights, Buyer shall be entitled to the return of its investment principal on a recourse basis in the event any aspect of the Investment Documents is deemed to be invalid or unenforceable.

23. Notices. Notices and other communications shall be given in writing by either electronic mail or overnight courier service which provides evidence of delivery, to the addresses set forth on the signature page to this Purchase Agreement.

24. Counterparts; Effectiveness. This Purchase Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Purchase Agreement shall become effective upon the execution of a counterpart hereof by each of the Parties hereto.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties hereto have caused this Purchase Agreement to be duly executed by their respective authorized signatories as of the Effective Date.

QUEST PATENT RESEARCH CORPORATION		QPRC FINANCE LLC

By:		By:
Name:	Jon C. Scahill	Name:	[***]
Title:	CEO	Title:	[***]
Date:		Date:
Address:	411 Theodore Fremd Ave.	Address:	[***]
	Suite 206S	Email:	[***]
	Rye, NY 10580	Phone:	[***]
Attn:	Jon Scahill
Email:	jscahill@qprc.com
Phone:	(888) 743-7577

PEREGRIN LICENSING LLC

By:
Name:	Jon C. Scahill
Title:	CEO
Date:
Address:	411 Theodore Fremd Ave.
Suite 206S
Rye, NY 10580
Attn:	Jon Scahill
Email:	jscahill@qprc.com
Phone:	(888) 743-7577

TAASERA LICENSING LLC

By:
Name:	Jon C. Scahill
Title:	CEO
Date:
Address:	411 Theodore Fremd Ave.
Suite 206S
Rye, NY 10580
Attn:	Jon Scahill
Email:	jscahill@qprc.com
Phone:	(888) 743-7577

[Signature Page to Prepaid Forward Purchase Agreement]

MULTIMODAL MEDIA LLC		FLASH UPLINK LLC

By:		By:
Name:	Jon C. Scahill	Name:	Jon C. Scahill
Title:	CEO	Title:	CEO
Date:		Date:
Address:	411 Theodore Fremd Ave.	Address:	411 Theodore Fremd Ave.
	Suite 206S		Suite 206S
	Rye, NY 10580		Rye, NY 10580
Attn:	Jon Scahill	Attn:	Jon Scahill
Email:	jscahill@qprc.com	Email:	jscahill@qprc.com
Phone:	(888) 743-7577	Phone:	(888) 743-7577

TYCHE LICENSING LLC

By:
Name:	Jon C. Scahill
Title:	CEO
Date:
Address:	411 Theodore Fremd Ave.
Suite 206S
Rye, NY 10580
Attn:	Jon Scahill
Email:	jscahill@qprc.com
Phone:	(888) 743-7577

DEEPWELL IP LLC

By:
Name:	Jon C. Scahill
Title:	CEO
Date:
Address:	411 Theodore Fremd Ave.
Suite 206S
Rye, NY 10580
Attn:	Jon Scahill
Email:	jscahill@qprc.com
Phone:	(888) 743-7577

[Signature Page to Prepaid Forward Purchase Agreement]

SCHEDULE I TO PURCHASE AGREEMENT

Definitions

“Adverse Claim” means any claim, cause of action, suit, or demand, including any counterclaim or third-party claim that is adverse to Seller, Seller’s Affiliates, Seller’s Attorneys or Buyer’s interests pursuant to this Purchase Agreement; provided that “Adverse Claim” shall not include any non-monetary counterclaim relating directly to the Claims brought by Seller or Seller’s Affiliates, including allegations regarding the invalidity, non-infringement, or unenforceability of any of the Patents, except to the extent that any such non-monetary counterclaim is in connection with, arises out of, or is otherwise related to any breach (or is based on or relates to facts or circumstances the existence of which would constitute a breach) of any representations or warranties or covenants made by Seller in this Purchase Agreement or any other Investment Document.

“Affiliate” means as to any Person (i) any other Person that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person or its respective successors, or (ii) if such Person is an individual, a spouse, parent, sibling, or descendant of such Person, or a trust over which such Person has sole investment and dispositive power for the benefit of such Person, spouse, parent, sibling, or descendant. The term “control” including the terms “controlling,” “controlled by,” or “under common control with” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such a Person, whether through the ownership of voting shares, by contract, or otherwise. Affiliates includes such entities whether now existing or later established by investment, merger, or otherwise, including the successors and assigns of such Person.

“Attorney’s Fees” means the fees, hourly, contingent or otherwise, charged by Seller’s Attorneys, pursuant to a retainer agreement approved by Buyer, to: (a) maintain and prosecute the Patents and prosecute the Claims to completion, including pre-trial, trial, and collections of any settlements, judgments, and awards, and to defend any non-monetary counterclaims brought against the Seller or Seller’s Affiliates by any of the Defendants relating directly to the Claims, including allegations regarding invalidity, non-infringement, or unenforceability of the Patents; (b) defend any inter partes, or other post-grant review of the Patents; and (c) represent Seller or Seller’s Affiliates in any transaction with a patent aggregator or entity that may infringe the Patents or which may owe an indemnity obligation to a Person that may infringe the Patents, or any agent or Affiliate thereof, regardless of whether the transaction purports to involve the Patents.

“Claims” means all threatened or actual legal claims, actions, suits, arbitrations, causes of action, or proceedings before any supranational, national, state, municipal, or local entity or governmental authority, whether located within or without the United States, including any U.S. District Court or the International Trade Commission, and demands asserted by Seller or its Affiliates against one or more of the Defendants or against any other parties threatened with or added to a claim, action, suit, arbitration, cause of action, or proceeding brought against any of the Defendants relating to claims of patent infringement of any of the Patents that are or may be included by or on behalf of Seller or its Affiliates against the accused parties or included in any settlement or resolution of that Claim.

“Defendants” means those Persons identified on a retainer agreement with Seller’s Attorney, approved by Buyer, including each of their respective predecessors, successors, and Affiliates, and all additional Persons, against which Claims are or will be threatened, alleged or asserted by Seller or its Affiliates during the course of such representation. To the extent such Persons are identified by informal/brand names in the retainer agreement, the fact that legal names have not been included shall not exclude such Persons from being Defendants under this Agreement. The names of the Defendants set forth in any such retainer agreement shall be deemed to include any and all Persons who could reasonably be considered to be a Defendant.

“Monetization Expenses” means, pursuant to a retainer agreement approved by Buyer, reasonable direct out-of-pocket expenses actually incurred by Seller or its Affiliates or Seller’s Attorneys, in connection with realization of Proceeds. The reasonableness of expenses incurred by Seller’s Attorneys will be determined in accordance with the commercially reasonable costs typically charged for such expenses. Monetization Expenses include reasonable and documented expert and consulting fees; local counsel fees; e-discovery vendors; litigation support services for audio and visual presentations; jury consultants; focus groups; photocopying; postage and delivery; computer-assisted research; filing fees; court reporters and other transcription services; and reasonable travel expenses. Monetization Expenses do not include Attorneys’ Fees or any fees or expenses relating to costs or damages awards against Seller or its Affiliates resulting from any Adverse Claim. For the avoidance of doubt, Monetization Expenses shall not include any salaries, consultant fees (not directly related to the realization of Proceeds), accountant fees, securities counsel fees, general corporate expenses, regulatory fees, non-court filing costs, debt service or other corporate overhead of Seller.

“Net Proceeds” shall mean Proceeds minus the sum of: (a) Monetization Expenses, plus (b) Attorney’s Fees, plus (c) Other Expenses.

“Other Expenses” means expenses incurred pursuant to a purchase agreement of a Patent, approved by Buyer, whereby a portion of Proceeds are legally encumbered to a third-party.

“Person” means any individual, firm, company, corporation, partnership, limited liability company, sole proprietorship, government, state, or agency, or subdivision of a state (or governmental entity), or any association, trust, joint venture, or consortium (whether or not having separate legal personality).

“Proceeds” shall mean the total value of anything (whether tangible, intangible, monetary, nonmonetary, or otherwise) received or to be received, whether actual or contingent, directly or indirectly by or on behalf of Seller or any agent or Affiliate thereof, any Person acting at the direction or on the behalf of any of the foregoing, any third-party as a result of a direction from any of the foregoing, or to which any of the foregoing become entitled or are relieved from making, in each case arising from, relating to, or in connection with, whether in whole or in part: (a) the Patents, including, without limitation, any consideration received in connection with a license, covenant not to sue, release, settlement agreement, compromise, injunction, judgment, offset of principal or interest, royalty payments, any other form of resolution reached after the initiation of litigation, arbitration, or mediation, awards of attorneys’ fees, awards of sanctions (as permitted by applicable law), voluntary dismissals of any monetary counterclaim by any defendant against which a claim of infringement of a Patent has been alleged, interest received in connection a settlement or awarded in a judgment, claim of malpractice, sale, or any and all gross, pre-tax monetary payment (but excluding the amount of any unavoidable foreign taxes for which the Seller is legally liable, provided that the Seller uses commercially reasonable efforts to minimize any such taxes) or the value of any other consideration received or to be received; (b) any transaction with a patent aggregator or entity that may infringe the Patents or which may owe an indemnity obligation to a Person that may infringe the Patents, or any agent or Affiliate thereof, regardless of whether the transaction purports to involve the Patents; (c) (i) the transfer, sale, disposition, in whole or in party, of any item of Collateral (as defined in any Security Document), (ii) the realization of cash or cash equivalents with respect to any item of Collateral (as defined in any Security Document) and (iii) and any other transaction involving any item of Collateral (as defined in any Security Document), and (d) any other transaction the result of which would be to reduce the likelihood of Buyer receiving its Investment Return. Proceeds shall be determined without taking into consideration any fees or expenses incurred in connection with obtaining or collecting the Proceeds (including any contingency fees), recoupments or set-offs of any kind, including any recoupments or set-offs in respect of any counterclaims or cross-claims. For the avoidance of doubt, unless expressly described as “Net Proceeds,” Proceeds, when used in the Investment Documents, shall always refer to gross proceeds, i.e., the total value of the consideration, without setoff, deduction, or netting of any kind, however characterized.

[***]

“Seller’s Attorney” means Fabricant LLP and any other law firm retained by Seller or Seller’s Affiliates’, pursuant to a retainer agreement approved by Buyer, primarily responsible for monetizing one or more Patents.

SCHEDULE II

TO PURCHASE AGREEMENT

INVESTMENT RETURN

The Buyer’s “Investment Return” shall consist of the following components (1), (2) and (3) (each a “Component” and collectively “Components”):

(1)	First, 100% of monies received by Seller or any agent or Affiliate thereof in any connection, unless legally encumbered to a third-party, shall be paid to Buyer until Buyer has received under this Component (1) an amount equal to the aggregate amount of [***] plus an amount sufficient to cause the payments under this Component (1) to provide Buyer with an [***]% internal rate of return, [***];

(2)	Second, 100% of all Net Proceeds received by Seller shall be paid to Buyer until Buyer has received under this Component (2) an amount equal to the aggregate amount of [***], plus an amount sufficient to cause the payments under this Component (2) to provide Buyer with an [***]% IRR on [***];

(3)	Third, 50% of all Net Proceeds shall be paid to Buyer and 50% of all Net Proceeds shall be paid to Seller, until Buyer receives, inclusive of distributions made under Components (1), (2), and (3), an aggregate amount equal to [***];

(4)	Thereafter, Seller shall retain 100% of all Net Proceeds.

For the avoidance of doubt, until Component (1) of the Investment Return has been paid to Buyer in full, Seller or any Affiliate of Seller shall cause 100% of monies received or entitled to be received by Seller or any agent or Affiliate thereof from whatever source, net of any legal third party encumbrance, to be deposited with Fabricant LLP, or other such attorney as may be approved by Buyer, for distribution pursuant to Section 4 and this Schedule II.

As used herein, “Incurred Payments” means the aggregate sum of (a) all Purchase Price Payments, plus (b) documented legal fees and costs associated with due diligence, structuring, and closing (e.g., background checks, deal and ethics counsel fees, fees for security taking and maintenance) in an amount not to exceed $200,000, plus (c) documented third-party legal fees and costs associated with the receipt, defense of, and compliance with subpoenas or other discovery formally or informally sought from Buyer or its Affiliates arising from, relating to, or in connection with the Investment Documents, or, in the event Buyer or any Affiliate thereof is compelled to join a litigation, the document legal fees and costs associated therewith (each (b) and (c) being a “Direct Buyer Cost” and collectively “Direct Buyer Costs”).

The Parties intend that Buyer’s Investment Return shall be the same whether paid out (a) at once after all Monetization has concluded, or (b) as Buyer actually receives its Investment Return while Monetization is ongoing. In that regard, to the extent of any difference, the Party who has received an amount greater than the Party would have received had proceeds been paid after the resolution of all Monetization shall pay the difference to the other Party within 30 days of the resolution of all Monetization.

If Seller is entitled to amounts constituting Net Proceeds that are not, for any reason, distributed to Seller, then Seller shall pay to Buyer an amount equal to the payments that Buyer would have received under the terms of this Purchase Agreement had all such Net Proceeds been distributed to Seller.

Amounts not timely paid shall accrue a late payment charge from the date on which they should have been paid to Buyer at a monthly compounding rate per annum equal to the applicable pre-judgment interest rate pursuant to CPLR § 5004, plus, to compensate Buyer for the loss of the use of capital, Seller shall be liable for an additional charge equal to an amount that would yield a 20% internal rate of return on the sum not paid, calculated from the date the monies should have been paid to the date they are paid, using the XIRR function of Microsoft Excel (collectively, the “Late Payment Charge”). In addition, and notwithstanding anything to the contrary contained herein, if it is determined by an arbitral body or court that Seller improperly delayed, inhibited, or prevented the distribution of Proceeds to Buyer, regardless of whether Seller’s position had a good faith basis, Seller shall be liable for attorneys’ fees and costs incurred by Buyer in connection with any proceeding based, in whole or in part, on such conduct.

SCHEDULE III TO PURCHASE AGREEMENT

SELLER PAYMENT INFORMATION

Seller Wire Instructions

For Purchase Price Payments Other than the Intelligent Partners Payment:

Account Name:	[***]

Account Number:	[***]

Transaction bank:	[***]

Routing Number:	[***]

SWIFT Code:	[***]

For the Intelligent Partners Payment:

Intelligent Partners, LLP
Bank:	[***]
Address:	[***]
Account Name:	[***]
Account Number:	[***]
ACH:	[***]
Wire Transfers:	[***]
Swift Code	[***]

SCHEDULE IV TO PURCHASE AGREEMENT

Flash UplinkList

Segment	Country	Patent	Title	Issue Date
HPE	US Patent	7,962,948	VIDEO-ENABLED COMMUNITY BUILDING	6/14/2011
HPE	US Patent	8,230,497	Method Of Identifying Software Vulnerabilities On A Computer System	7/24/2012
HPE	US Patent	7,353,539	SIGNAL LEVEL PROPAGATION MECHANISM FOR DISTRIBUTION OF A PAYLOAD TO VULNERABLE SYSTEMS	4/01/2008
HPE	US Patent	7,647,327	Method And System For Implementing Storage Strategies Of A File Autonomously Of A User	1/12/2010
HPE	US Patent	7,404,204	System And Method For Authentication Via A Single Sign-on Server	7/22/2008
HPE	US Patent	7,426,633	System And Method For Reflashing Disk Drive	9/16/2008
HPE	US Patent	8,027,333	IP-based Enhanced Emergency Services Using Intelligent Client Devices	9/27/2011
HPE	US Patent	7,440,442	IP-based Enhanced Emergency Services Using Intelligent Client Devices	10/21/2008

Peregrin Patent List

Segment	Country	Patent No.	Title	Issue Date
PLL	US Patent	7,761,371	Analyzing a credit counseling agency	7/20/2010
PLL	US Patent	7,827,097	System for transferring an inbound communication to one of a plurality of credit-counseling agencies	11/02/2010
PLL	US Patent	7,860,785	Communication system to automatically refer an inbound communication	12/28/2010
PLL	US Patent	8,209,257	System for transferring an inbound communication to one of a plurality of credit-counseling agencies	6/26/2012
PLL	US Patent	8,725,630	Method of processing a phone call	5/13/2014
PLL	US Patent	9,948,771	Using an interactive voice response apparatus	4/17/2018
PLL	US Patent	10,230,840	Method of using an apparatus processing phone call routing	3/12/2019
PLL	US Patent	10,735,582	Apparatus processing phone calls	8/04/2020

Taasera Patent List

Segment	Type	Number	Title	Issue Date
TLL	US Patent	8,327,441	System and method for application attestation	12/04/2012
TLL	US Patent	8,776,180	Systems and methods for using reputation scores in network services and transactions to calculate security risks to computer systems and platforms	7/08/2014
TLL	US Patent	8,850,517	Runtime risk detection based on user, application, and system action sequence correlation	9/30/2014
TLL	US Patent	8,850,588	Systems and methods for providing Mobile security based on dynamic Attestation	9/30/2014
TLL	US Patent	8,990,948	Systems and methods for orchestrating runtime operational integrity	3/24/2015
TLL	US Patent	9,027,125	Systems and methods for network flow remediation based on risk correlation	5/05/2015
TLL	US Patent	9,092,616	Systems and methods for threat identification and remediation	7/28/2015
TLL	US Patent	7,565,549	System and method for the managed security control of processes on a computer system	7/21/2009
TLL	US Patent	7,673,137	System and method for the managed security control of processes on a computer system	3/02/2010
TLL	US Patent	8,150,958	Methods, systems and computer program products for disseminating status information to users of computer resources	4/03/2012
TLL	US Patent	8,955,038	Methods and systems for controlling access to computing resources based on known security vulnerabilities	2/10/2015
TLL	US Patent	9,608,997	Methods and systems for controlling access to computing resources based on known security vulnerabilities	3/28/2017
TLL	US Patent	9,923,918	Methods and systems for controlling access to computing resources based on known security vulnerabilities	3/20/2018
TLL	Korean Patent	KR10-0796825	On demand virus scan	N/A
TLL	US Patent	8,572,738	On demand virus scan	10/29/2013
TLL	US Patent	6,842,796	Information extraction from documents with regular expression matching	1/11/2005
TLL	US Patent	6,928,549	Dynamic intrusion detection for computer systems	8/09/2005
TLL	US Patent	8,180,941	Mechanisms for priority control in resource allocation	5/15/2012
TLL	US Patent	8,055,996	Lightweight form pattern validation	11/08/2011
TLL	US Patent	8,086,835	Rootkit detection	12/27/2011
TLL	US Patent	8,127,356	System, method and program product for detecting unknown computer attacks	2/28/2012
TLL	US Patent	8,135,958	Method, system, and apparatus for dynamically validating a data encryption operation	3/13/2012
TLL	US Patent	8,140,853	Mutually excluded security managers	3/20/2012
TLL	US Patent	8,171,533	Managing web single sign-on applications	5/01/2012
TLL	US Patent	8,819,419	Method and system for dynamic encryption of a URL	8/26/2014
TLL	US Patent	9,118,634	Dynamic encryption of a universal resource locator	8/25/2015
TLL	US Patent	9,628,453	Dynamic encryption of a universal resource locator	4/18/2017
TLL	US Patent	9,860,251	Dynamic encryption of a universal resource locator	1/02/2018
TLL	US Patent	8,769,126	Expanded membership access control in a collaborative environment	7/01/2014
TLL	European Patent	EP2727042	Rules based actions for mobile device management	4/06/2016
TLL	US Patent	9,071,518	Rules based actions for mobile device management	6/30/2015
TLL	US Patent	7,631,354	System security agent authentication and alert distribution	7/06/2006

Multimodal Patent List

Segment	Type	Number	Title	Issue Date
MML	US Patent	7,725,116	Techniques for combining voice with wireless text short message services	5/25/2010
MML	US Patent	7,929,949	Interactive multimodal messaging	4/19/2011
MML	US Patent	8,107,978	Addressing voice SMS messages	1/31/2012
MML	US Patent	8,688,150	Methods for identifying messages and communicating with users of a multimodal message service	4/01/2014
MML	US Patent	9,185,227	Sender driven call completion system	11/10/2015
MML	US Patent	9,520,851	Predictive automatic gain control in a media processing system	12/13/2016
MML	US Patent	9,532,191	Multi-modal transmission of early media notifications	12/27/2016
MML	US Patent	9,686,324	System and method for establishing communication links between mobile devices	6/20/2017
MML	US Patent	10,552,030	Multi-Gesture Media Recording System	2/04/2020
MML	US Patent	10,884,609	Multi-Gesture Media Recording System	1/05/2021
MML	US Patent	11,294,562	Multi-Gesture Media Recording System	4/05/2022
MML	US Patent	11,567,653	Multi-Gesture Media Recording System	1/31/2023
MML	US Patent	11,822,779	Multi-Gesture Media Recording System	11/21/2023
MML	US Patent	8,161,116	Method and system for communicating a data file over a network	4/17/2012
MML	US Patent	8,504,633	Method and system for communicating a data file	8/06/2013

Tyche Patent List

Segment	Type	Number	Title	Issue Date
Tyche	US Patent	6,900,087	Symmetric inducting device for an integrated circuit having a ground shield	5/31/2005
Tyche	US Patent	7,084,481	Symmetric inducting device for an integrated circuit having a ground shield	8/01/2006

Deepwell Patent List

Segment	Type	Number	Title	Issue Date
DIP	US Patent	6,936,898	Diagonal deep well region for routing body-bias voltage for MOSFETS in surface well regions	8/30/2005
DIP	US Patent	7,098,512	Layout patterns for deep well region to facilitate routing body-bias voltage	8/29/2006
DIP	US Patent	7,332,763	Selective coupling of voltage feeds for body bias voltage in an integrated circuit device	2/19/2008
DIP	US Patent	7,211,478	Diagonal deep well region for routing body-bias voltage for MOSFETS in surface well regions	5/01/2007
DIP	US Patent	7,645,664	Layout pattern for deep well region to facilitate routing body-bias voltage	1/12/2010
DIP	US Patent	7,323,367	Diagonal deep well region for routing body-bias voltage for MOSFETS in surface well regions	1/29/2008
DIP	US Patent	7,608,897	Sub-surface region with diagonal gap regions	10/27/2009
DIP	US Patent	9,251,865	Selective coupling of voltage feeds for body bias voltage in an integrated circuit device	2/02/2016
DIP	US Patent	8,415,730	Selective coupling of voltage feeds for body bias voltage in an integrated circuit device	4/09/2013
DIP	US Patent	7,149,851	Method and system for conservatively managing store capacity available to a processor issuing stores	12/12/2006
DIP	US Patent	7,606,979	Method and system for conservatively managing store capacity available to a processor issuing stores	10/20/2009
DIP	US Patent	RE44,025	Apparatus and method for integrated circuit power management	2/19/2013

EXHIBIT A TO PURCHASE AGREEMENT

SECURITY AGREEMENT

CONFIDENTIAL

AMENDED AND RESTATED SECURITY AGREEMENT

This Amended and Restated Security Agreement (as amended from time to time, the “Security Agreement”), is made by and between is made by and among Quest Patent Research Corporation, a Delaware corporation (“Quest”), Peregrin Licensing LLC, a Texas limited liability company (“Peregrin”), Taasera Licensing LLC, a Texas limited liability company (“Taasera”), Multimodal Media LLC, a Texas limited liability company (“Multimodal”), Tyche Licensing LLC, a Texas limited liability company (“Tyche”), Deepwell IP LLC, a Texas limited liability company (“Deepwell”), Flash Uplink LLC, a Texas limited liability company (“Flash Uplink,” and, together with Quest, Peregrin, Taasera, Multimodal, Tyche and Deepwell, “Seller”), and QPRC Finance LLC (“Buyer”), a Delaware limited liability company (each, a “Party,” and collectively, the “Parties”). This Security Agreement (a) is effective as of February 19, 2021 (the “Effective Date”) and (b) amends, restates, and supersedes in its entirety the Security Agreement by and between Quest, as Seller, and Buyer and entered into effective February 19, 2021. Reference is made to that certain Amended and Restated Prepaid Forward Purchase Agreement between Buyer and Seller, dated effective as of February 19, 2021 (as it may be amended from time to time, the “Purchase Agreement”).

WHEREAS, Seller and Buyer have entered into the Purchase Agreement, whereby Buyer is providing funding for Seller for, inter alia, operating expenses and costs associated with the Monetization of the Patents and to allow Buyer to receive a portion of the Proceeds (as defined in the Purchase Agreement); and

WHEREAS, in order to secure the payment, fulfillment, and performance by Seller of its obligations under the Investment Documents, Seller has agreed to grant to Buyer a continuing first-priority security interest in and to all of the Collateral (as hereinafter defined) pursuant to this Security Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1. Definitions. For purposes of this Security Agreement, capitalized terms used but not defined herein shall have the meanings given to them in the Purchase Agreement, and the following terms shall have the following meanings:

“Bankruptcy Code” means the United States Bankruptcy Code Title 11, U.S. Code, as the same may be amended from time to time.

“Collateral” means all right, title and interest of Seller in and to the following property of Seller, whether now owned or hereafter acquired, and wherever located: (i) the Proceeds (as defined in the Purchase Agreement); (ii) the Patents (as defined in the Purchase Agreement); (iii) all General Intangibles now or hereafter arising from or related to the foregoing; and (iv) Proceeds (including, without limitation, Cash Proceeds and insurance proceeds) and products of the foregoing.

“Encumbrance” means any existing or prospective mortgage, pledge, lien, security or ownership interest, charge, hypothecation, or other encumbrance, option agreement, transfer, termination, compromise, set-off right, security or subordination arrangement, adverse claim, or other similar interest or arrangement of any kind.

CONFIDENTIAL

“Obligations” means all present and future obligations of Seller to Buyer of any kind or nature, including, without limitation: (i) Seller’s obligations to Buyer under the Investment Documents, including payment of the Investment Return, and any claims for breach of any of the Investment Documents; (ii) the repayment of (a) any amounts that Buyer may advance or spend for the maintenance, preservation or enforcement of the Collateral and Buyer’s rights under the Investment Documents, and (b) any other expenditures that Buyer may make under or in connection with this Security Agreement and the enforcement thereof; (iii) all amounts owed under any modifications, renewals or extensions of any of the foregoing obligations; and (iv) any of the foregoing that arises after the filing of a petition by or against Seller under the Bankruptcy Code (including, without limitation, any amounts which would accrue and become due but for the commencement of such petition).

“UCC” means the Uniform Commercial Code in effect in the State of New York, as may be amended from time to time; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in the Collateral or the availability of any remedy is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, then UCC means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof related to such perfection, effect of perfection or non-perfection or priority or availability of such remedy, as the case may be.

In addition, the following terms shall have the respective meanings provided for in the UCC: “Cash Proceeds,” “Commercial Tort Claim,” “Deposit Account,” “General Intangibles,” and “Proceeds.”

2. Grant of Security. As collateral security for the payment and performance of the Obligations, Seller hereby grants and conveys to Buyer a first-priority continuing lien and security interest in and to the Collateral. Seller hereby authorizes Buyer’s filing of financing statements (and any amendments thereto) in such jurisdictions as may be designated by Buyer and to take such other steps and make such other filings as Buyer may determine to perfect Buyer’s lien in and to the Collateral (collectively, the “UCC Financing Statements”). For the avoidance of doubt, Seller authorizes Buyer’s indication of the Collateral pursuant to UCC § 9-504(2). Seller shall do all things necessary so that at all times Buyer will have a valid, first-priority continuing lien and security interest in and to the Collateral. Seller agrees that it will not sell, transfer, lease, assign, or otherwise dispose of any of the Collateral or grant or permit to exist any Encumbrance in or on the Collateral, except as created hereunder.

3. Remedies. Upon (a) any breach or default by Seller of any representation, warranty, covenant or agreement under any provision of this Security Agreement or the Purchase Agreement, (b) the occurrence of an Event of Default or (c) Seller voluntarily or involuntarily becoming subject to any proceeding under the Bankruptcy Code or any similar proceeding under statutory or common law of any applicable jurisdiction, Buyer may (i) take any action available at law or in equity against Seller to collect the Obligations, whether or not due and owing at such time, (ii) pursue any remedy available at law (including all those rights and remedies that are available to a ‘secured party’ under the provisions of Article 9 of the UCC, or otherwise) to foreclose against the Collateral and (iii) without limitation of the foregoing, transfer ownership of any item of Collateral into the name of Buyer or an entity designated by Buyer, including, without limitation, a transfer of the Patents and the goodwill associated therewith to Buyer or to Buyer’s designees, in each case without further consent or authorization of Seller. All rights and remedies existing under this Security Agreement are cumulative to, and not exclusive of, any other rights or remedies otherwise available to Buyer. The Dispute Resolution provision set forth in Section 9 of the Purchase Agreement shall apply to any dispute concerning this Security Agreement; provided, however, that Buyer, and Buyer only, may elect for the resolution of disputes concerning this Security Agreement in any state or federal court located in New York, New York.

CONFIDENTIAL

4. Attorney in Fact. Seller appoints Buyer as Seller’s attorney-in-fact with full irrevocable power and authority in its place and stead and in its name or otherwise, from time to time in Buyer’s sole discretion, to do all things in its name and on its behalf that Buyer may deem reasonably necessary or advisable to create and perfect, and to continue and preserve, an indefeasible continuing first-priority continuing lien and security interest in and to the Collateral in favor of Buyer and to accomplish the purposes of this Security Agreement in connection with Buyer’s exercise of rights and remedies hereunder, including the filing of a form of assignment with the United States Patent and Trademark Office or with such other governmental authorities with respect to any Patents and the goodwill associated therewith.

5. Seller’s Representations and Covenants. Seller represents and warrants that (a) (i) Seller is a company duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization; (b) Seller owns, with exclusive rights to control, all of the Collateral, free and clear of all Encumbrances, except as created by this Security Agreement, and has the power to transfer and grant the security interests hereunder; (c) Buyer’s security interest in the Collateral is a valid, first-priority security interest, and (d) no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or other person or entity is required for the grant by Seller of the first-priority security interest granted hereby or for the execution, delivery, and performance of this Security Agreement by Seller other than (i) any such authorizations, approvals, actions, notices, or filings that have been obtained or made, or (ii) the filing by Buyer of the UCC Financing Statements. Seller (or any predecessors by merger or otherwise) has not, within the four (4) month period preceding the date hereof, had a different name or address from the name and address of Seller listed on the signature page hereof. Seller covenants that (a) it shall not change its name or form of organization, or take any other action that results in a change of the jurisdiction of organization of Seller, or change its chief executive officer, without giving Buyer at least thirty days’ prior written notice of any such action; and (b) Seller shall promptly, and in any event within two (2) business days after the same is acquired by it, notify Buyer of any future Commercial Tort Claim acquired by Seller with respect to the Claims and shall execute and deliver to Buyer such documents as Buyer shall request to perfect, preserve, or protect the liens, rights, and remedies of Buyer with respect to any such Commercial Tort Claim.

6. Further Actions. Seller agrees to execute any further documents, and to take any further actions, reasonably requested by Buyer to evidence, maintain the first priority of, or perfect the security interest granted herein, or to effectuate the rights granted to Buyer under the Investment Documents.

7. Release of Security Interest. Within five (5) business days after all of the Obligations have been indefeasibly paid in full to Buyer, Buyer shall cause to be filed a release of Buyer’s filed UCC Financing Statements; provided that if Buyer fails to release its filed UCC Financing Statements within five (5) business days after all of the Obligations have been indefeasibly paid in full to Buyer, Seller shall have the right to file a release of such filed UCC Financing Statements. Notwithstanding the foregoing, Seller shall not have any right to file a release of Buyer’s filed UCC Financing Statements prior to the indefeasible payment in full of all of the Obligations to Buyer.

8. Severability. In the event any provision of this Security Agreement is deemed to be unenforceable or contrary to public policy, such provision shall be severable, and the remainder of this Security Agreement shall remain in effect and enforceable to the greatest possible extent.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties hereto have caused this Security Agreement to be duly executed by their respective authorized signatories as of the Effective Date.

QUEST PATENT RESEARCH CORPORATION		QPRC FINANCE LLC

By:		By:
Name:	Jon C. Scahill	Name:	[***]
Title:	CEO	Title:	[***]
Date:		Date:
Address:	411 Theodore Fremd Ave.	Address:	[***]
	Suite 206S	Email:	[***]
	Rye, NY 10580	Phone:	[***]
Attn:	Jon Scahill
Email:	jscahill@qprc.com
Phone:	(888) 743-7577

PEREGRIN LICENSING LLC

By:
Name:	Jon C. Scahill
Title:	CEO
Date:
Address:	411 Theodore Fremd Ave.
Suite 206S
Rye, NY 10580
Attn:	Jon Scahill
Email:	jscahill@qprc.com
Phone:	(888) 743-7577

TAASERA LICENSING LLC

By:
Name:	Jon C. Scahill
Title:	CEO
Date:
Address:	411 Theodore Fremd Ave.
Suite 206S
Rye, NY 10580
Attn:	Jon Scahill
Email:	jscahill@qprc.com
Phone:	(888) 743-7577

[Signature Page to Security Agreement]

MULTIMODAL MEDIA LLC		FLASH UPLINK LLC

By:		By:
Name:	Jon C. Scahill	Name:	Jon C. Scahill
Title:	CEO	Title:	CEO
Date:		Date:
Address:	411 Theodore Fremd Ave.	Address:	411 Theodore Fremd Ave.
	Suite 206S		Suite 206S
	Rye, NY 10580		Rye, NY 10580
Attn:	Jon Scahill	Attn:	Jon Scahill
Email:	jscahill@qprc.com	Email:	jscahill@qprc.com
Phone:	(888) 743-7577	Phone:	(888) 743-7577

TYCHE LICENSING LLC

By:
Name:	Jon C. Scahill
Title:	CEO
Date:
Address:	411 Theodore Fremd Ave.
Suite 206S
Rye, NY 10580
Attn:	Jon Scahill
Email:	jscahill@qprc.com
Phone:	(888) 743-7577

DEEPWELL IP LLC

By:
Name:	Jon C. Scahill
Title:	CEO
Date:
Address:	411 Theodore Fremd Ave.
Suite 206S
Rye, NY 10580
Attn:	Jon Scahill
Email:	jscahill@qprc.com
Phone:	(888) 743-7577

[Signature Page to Security Agreement]

CONFIDENTIAL

EXHIBIT B TO PURCHASE AGREEMENT

SUBSIDIARY GUARANTY

[Signed Agreement from February 2021 Closing to be Attached]

CONFIDENTIAL

EXHIBIT C TO PURCHASE AGREEMENT

SUBSIDIARY SECURITY AGREEMENT

[Signed Agreement from February 2021 Closing to be Attached]

CONFIDENTIAL

EXHIBIT D TO PURCHASE AGREEMENT

WARRANT ISSUANCE AGREEMENT

[Signed Agreement from February 2021 Closing to be Attached]

CONFIDENTIAL

EXHIBIT E TO PURCHASE AGREEMENT

BOARD OBSERVATION RIGHTS AGREEMENT

[Signed Agreement from February 2021 Closing to be Attached]

CONFIDENTIAL

EXHIBIT F TO PURCHASE AGREEMENT

INTERCREDITOR AND SUBORDINATION AGREEMENT

[Signed Agreement from February 2021 Closing to be Attached]

CONFIDENTIAL

EXHIBIT G TO PURCHASE AGREEMENT

MUTUAL RELEASE AND COVENANT NOT TO SUE

[Signed Agreement from February 2021 Closing to be Attached]

CONFIDENTIAL

EXHIBIT H TO PURCHASE AGREEMENT

PATENT SECURITY AGREEMENT

PATENT SECURITY AGREEMENT

This Patent Security Agreement (the “Patent Security Agreement”) is made by and among Quest Patent Research Corporation, a Delaware corporation (“Quest”), Peregrin Licensing LLC, a Texas limited liability company (“Peregrin”), Taasera Licensing LLC, a Texas limited liability company (“Taasera”), Multimodal Media LLC, a Texas limited liability company (“Multimodal”), Tyche Licensing LLC, a Texas limited liability company (“Tyche”), Deepwell IP LLC, a Texas limited liability company (“Deepwell” ), Flash Uplink LLC, a Texas limited liability company (“Flash Uplink,” and, together with Quest, Peregrin, Taasera, Multimodal, Tyche and Deepwell, “Grantor”) and QPRC Finance LLC (“Grantee”), a Delaware limited liability company (each, a “Party,” and collectively, the “Parties”). This Patent Security Agreement is effective as of May 1, (the “Patent Security Agreement Effective Date”). Reference is made to that certain Amended and Restated Prepaid Forward Purchase Agreement between Buyer and Grantor, dated effective as of February 19, 2021 (as it may be amended from time to time, the “Purchase Agreement”).

WHEREAS, the Grantor has an ownership interest in the patent rights listed on Exhibit 1 hereto (the “Patents”);

WHEREAS, the Grantor and Grantee are parties to that certain Security Agreement, dated effective as of February 19, 2021 (as from time to time amended or supplemented, the “Security Document”); and

WHEREAS, pursuant to the Security Document, Grantor has granted to Grantee a security interest in certain of its assets, including, without limitation, the Patents, to secure the performance of Grantor’s obligations under the Security Document and related agreements; and

WHEREAS, the Grantor and Grantee by this instrument seek to confirm and make a record of the grant of the security interest in the Patents in accordance with the terms of this Patent Security Agreement; and

WHEREAS, capitalized terms used and not defined herein have the meanings given to them in the Security Document.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1. As collateral security for the payment and performance of the Obligations, Grantor hereby grants and conveys to Grantee a first priority continuing security interest in and lien upon all Patents now owned and hereafter acquired by Grantor and the Proceeds and products thereof. The Grantor does hereby acknowledge and confirm that the Patents, the goodwill associated therewith, and the Proceeds and products thereof constitute Collateral pledged by Grantor to Grantee pursuant to the Security Document. The security interests granted to Grantee herein are granted in furtherance, and not in limitation of, the interests granted in the Security Document.

2. The Grantor further acknowledges and confirms that the rights and remedies of Grantee with respect to the Patents are more fully set forth in the Security Document, the terms, and provisions of which are incorporated herein by reference.

3. The Grantor hereby irrevocably constitutes and appoints Grantee, with full power of substitution, as its true and lawful attorney-in-fact, with full irrevocable power and authority in its place and stead and in its name or otherwise, from time to time in Grantee’s sole discretion, at Grantee’s sole cost and expense, to take any and all action and to execute and deliver any and all documents and instruments which Grantee may deem reasonably necessary or advisable to (a) accomplish the purposes of perfecting, continuing and preserving, a continuing first priority security interest in the Patents and the goodwill associated therewith in favor of Grantee, and (b) effect a transfer of the Patents and the goodwill associated therewith to Grantee or to Grantee’s designees without further consent or authorization of the Grantor upon the occurrence of a Security Agreement Event of Default (as defined in the Security Document). In furtherance and not in limitation of the foregoing, if a Security Agreement Event of Default has occurred and is continuing, the Grantee is hereby authorized file with the United States Patent and Trademark Office or with such other governmental authorities, assignments in the form substantially similar to those of Exhibit 2 attached to this Patent Security Agreement, together with such other instruments and documents as Grantee may deem necessary or appropriate to effectuate the foregoing.

4. Grantee is hereby authorized to file or record this Patent Security Agreement or any other instrument or documents in such public offices and with such governmental authorities, including, without limitation, the United States Patent and Trademark Office, as Grantee may determine from time to time for the purpose of evidencing the foregoing grant of security.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties hereto have caused this Patent Security Agreement to be duly executed by their respective authorized signatories as of the Patent Security Agreement Effective Date.

QUEST PATENT RESEARCH CORPORATION		QPRC FINANCE LLC

By:		By:
Name:	Jon C. Scahill	Name:	[***]
Title:	CEO	Title:	[***]
Date:		Date:
Address:	411 Theodore Fremd Ave.	Address:	[***]
	Suite 206S	Email:	[***]
	Rye, NY 10580	Phone:	[***]
Attn:	Jon Scahill
Email:	jscahill@qprc.com
Phone:	(888) 743-7577

PEREGRIN LICENSING LLC

By:
Name:	Jon C. Scahill
Title:	CEO
Date:
Address:	411 Theodore Fremd Ave.
Suite 206S
Rye, NY 10580
Attn:	Jon Scahill
Email:	jscahill@qprc.com
Phone:	(888) 743-7577

TAASERA LICENSING LLC

By:
Name:	Jon C. Scahill
Title:	CEO
Date:
Address:	411 Theodore Fremd Ave.
Suite 206S
Rye, NY 10580
Attn:	Jon Scahill
Email:	jscahill@qprc.com
Phone:	(888) 743-7577

[Signature Page to Patent Security Agreement]

MULTIMODAL MEDIA LLC		FLASH UPLINK LLC

By:		By:
Name:	Jon C. Scahill	Name:	Jon C. Scahill
Title:	CEO	Title:	CEO
Date:		Date:
Address:	411 Theodore Fremd Ave.	Address:	411 Theodore Fremd Ave.
	Suite 206S		Suite 206S
	Rye, NY 10580		Rye, NY 10580
Attn:	Jon Scahill	Attn:	Jon Scahill
Email:	jscahill@qprc.com	Email:	jscahill@qprc.com
Phone:	(888) 743-7577	Phone:	(888) 743-7577

TYCHE LICENSING LLC

By:
Name:	Jon C. Scahill
Title:	CEO
Date:
Address:	411 Theodore Fremd Ave.
Suite 206S
Rye, NY 10580
Attn:	Jon Scahill
Email:	jscahill@qprc.com
Phone:	(888) 743-7577

DEEPWELL IP LLC

By:
Name:	Jon C. Scahill
Title:	CEO
Date:
Address:	411 Theodore Fremd Ave.
Suite 206S
Rye, NY 10580
Attn:	Jon Scahill
Email:	jscahill@qprc.com
Phone:	(888) 743-7577

[Signature Page to Patent Security Agreement]

CONFIDENTIAL

Exhibit 1 to Patent Security Agreement

Flash UplinkList

Segment	Country	Patent	Title	Issue Date
HPE	US Patent	7,962,948	VIDEO-ENABLED COMMUNITY BUILDING	6/14/2011
HPE	US Patent	8,230,497	Method Of Identifying Software Vulnerabilities On A Computer System	7/24/2012
HPE	US Patent	7,353,539	SIGNAL LEVEL PROPAGATION MECHANISM FOR DISTRIBUTION OF A PAYLOAD TO VULNERABLE SYSTEMS	4/01/2008
HPE	US Patent	7,647,327	Method And System For Implementing Storage Strategies Of A File Autonomously Of A User	1/12/2010
HPE	US Patent	7,404,204	System And Method For Authentication Via A Single Sign-on Server	7/22/2008
HPE	US Patent	7,426,633	System And Method For Reflashing Disk Drive	9/16/2008
HPE	US Patent	8,027,333	IP-based Enhanced Emergency Services Using Intelligent Client Devices	9/27/2011
HPE	US Patent	7,440,442	IP-based Enhanced Emergency Services Using Intelligent Client Devices	10/21/2008

CONFIDENTIAL

Peregrin Patent List

Segment	Country	Patent No.	Title	Issue Date
PLL	US Patent	7,761,371	Analyzing a credit counseling agency	7/20/2010
PLL	US Patent	7,827,097	System for transferring an inbound communication to one of a plurality of credit-counseling agencies	11/02/2010
PLL	US Patent	7,860,785	Communication system to automatically refer an inbound communication	12/28/2010
PLL	US Patent	8,209,257	System for transferring an inbound communication to one of a plurality of credit-counseling agencies	6/26/2012
PLL	US Patent	8,725,630	Method of processing a phone call	5/13/2014
PLL	US Patent	9,948,771	Using an interactive voice response apparatus	4/17/2018
PLL	US Patent	10,230,840	Method of using an apparatus processing phone call routing	3/12/2019
PLL	US Patent	10,735,582	Apparatus processing phone calls	8/04/2020

CONFIDENTIAL

Taasera Patent List

Segment	Type	Number	Title	Issue Date
TLL	US Patent	8,327,441	System and method for application attestation	12/04/2012
TLL	US Patent	8,776,180	Systems and methods for using reputation scores in network services and transactions to calculate security risks to computer systems and platforms	7/08/2014
TLL	US Patent	8,850,517	Runtime risk detection based on user, application, and system action sequence correlation	9/30/2014
TLL	US Patent	8,850,588	Systems and methods for providing Mobile security based on dynamic Attestation	9/30/2014
TLL	US Patent	8,990,948	Systems and methods for orchestrating runtime operational integrity	3/24/2015
TLL	US Patent	9,027,125	Systems and methods for network flow remediation based on risk correlation	5/05/2015
TLL	US Patent	9,092,616	Systems and methods for threat identification and remediation	7/28/2015
TLL	US Patent	7,565,549	System and method for the managed security control of processes on a computer system	7/21/2009
TLL	US Patent	7,673,137	System and method for the managed security control of processes on a computer system	3/02/2010
TLL	US Patent	8,150,958	Methods, systems and computer program products for disseminating status information to users of computer resources	4/03/2012
TLL	US Patent	8,955,038	Methods and systems for controlling access to computing resources based on known security vulnerabilities	2/10/2015
TLL	US Patent	9,608,997	Methods and systems for controlling access to computing resources based on known security vulnerabilities	3/28/2017
TLL	US Patent	9,923,918	Methods and systems for controlling access to computing resources based on known security vulnerabilities	3/20/2018
TLL	Korean Patent	KR10-0796825	On demand virus scan	N/A
TLL	US Patent	8,572,738	On demand virus scan	10/29/2013
TLL	US Patent	6,842,796	Information extraction from documents with regular expression matching	1/11/2005
TLL	US Patent	6,928,549	Dynamic intrusion detection for computer systems	8/09/2005
TLL	US Patent	8,180,941	Mechanisms for priority control in resource allocation	5/15/2012
TLL	US Patent	8,055,996	Lightweight form pattern validation	11/08/2011
TLL	US Patent	8,086,835	Rootkit detection	12/27/2011
TLL	US Patent	8,127,356	System, method and program product for detecting unknown computer attacks	2/28/2012
TLL	US Patent	8,135,958	Method, system, and apparatus for dynamically validating a data encryption operation	3/13/2012
TLL	US Patent	8,140,853	Mutually excluded security managers	3/20/2012
TLL	US Patent	8,171,533	Managing web single sign-on applications	5/01/2012
TLL	US Patent	8,819,419	Method and system for dynamic encryption of a URL	8/26/2014
TLL	US Patent	9,118,634	Dynamic encryption of a universal resource locator	8/25/2015
TLL	US Patent	9,628,453	Dynamic encryption of a universal resource locator	4/18/2017
TLL	US Patent	9,860,251	Dynamic encryption of a universal resource locator	1/02/2018
TLL	US Patent	8,769,126	Expanded membership access control in a collaborative environment	7/01/2014
TLL	European Patent	EP2727042	Rules based actions for mobile device management	4/06/2016
TLL	US Patent	9,071,518	Rules based actions for mobile device management	6/30/2015
TLL	US Patent	7,631,354	System security agent authentication and alert distribution	7/06/2006

CONFIDENTIAL

Multimodal Patent List

Segment	Type	Number	Title	Issue Date
MML	US Patent	7,725,116	Techniques for combining voice with wireless text short message services	5/25/2010
MML	US Patent	7,929,949	Interactive multimodal messaging	4/19/2011
MML	US Patent	8,107,978	Addressing voice SMS messages	1/31/2012
MML	US Patent	8,688,150	Methods for identifying messages and communicating with users of a multimodal message service	4/01/2014
MML	US Patent	9,185,227	Sender driven call completion system	11/10/2015
MML	US Patent	9,520,851	Predictive automatic gain control in a media processing system	12/13/2016
MML	US Patent	9,532,191	Multi-modal transmission of early media notifications	12/27/2016
MML	US Patent	9,686,324	System and method for establishing communication links between mobile devices	6/20/2017
MML	US Patent	10,552,030	Multi-Gesture Media Recording System	2/04/2020
MML	US Patent	10,884,609	Multi-Gesture Media Recording System	1/05/2021
MML	US Patent	11,294,562	Multi-Gesture Media Recording System	4/05/2022
MML	US Patent	11,567,653	Multi-Gesture Media Recording System	1/31/2023
MML	US Patent	11,822,779	Multi-Gesture Media Recording System	11/21/2023
MML	US Patent	8,161,116	Method and system for communicating a data file over a network	4/17/2012
MML	US Patent	8,504,633	Method and system for communicating a data file	8/06/2013

CONFIDENTIAL

Tyche Patent List

Segment	Type	Number	Title	Issue Date
Tyche	US Patent	6,900,087	Symmetric inducting device for an integrated circuit having a ground shield	5/31/2005
Tyche	US Patent	7,084,481	Symmetric inducting device for an integrated circuit having a ground shield	8/01/2006

Deepwell Patent List

Segment	Type	Number	Title	Issue Date
DIP	US Patent	6,936,898	Diagonal deep well region for routing body-bias voltage for MOSFETS in surface well regions	8/30/2005
DIP	US Patent	7,098,512	Layout patterns for deep well region to facilitate routing body-bias voltage	8/29/2006
DIP	US Patent	7,332,763	Selective coupling of voltage feeds for body bias voltage in an integrated circuit device	2/19/2008
DIP	US Patent	7,211,478	Diagonal deep well region for routing body-bias voltage for MOSFETS in surface well regions	5/01/2007
DIP	US Patent	7,645,664	Layout pattern for deep well region to facilitate routing body-bias voltage	1/12/2010
DIP	US Patent	7,323,367	Diagonal deep well region for routing body-bias voltage for MOSFETS in surface well regions	1/29/2008
DIP	US Patent	7,608,897	Sub-surface region with diagonal gap regions	10/27/2009
DIP	US Patent	9,251,865	Selective coupling of voltage feeds for body bias voltage in an integrated circuit device	2/02/2016
DIP	US Patent	8,415,730	Selective coupling of voltage feeds for body bias voltage in an integrated circuit device	4/09/2013
DIP	US Patent	7,149,851	Method and system for conservatively managing store capacity available to a processor issuing stores	12/12/2006
DIP	US Patent	7,606,979	Method and system for conservatively managing store capacity available to a processor issuing stores	10/20/2009
DIP	US Patent	RE44,025	Apparatus and method for integrated circuit power management	2/19/2013

Exhibit 2 to Patent Security Agreement

Assignment Agreements

CONFIDENTIAL

ASSIGNMENT OF PATENTS

This ASSIGNMENT OF PATENTS (this “Assignment”), dated as of _____ __, 20__, is made by Flash Uplink LLC, a Texas limited liability company (“Assignor”), for the benefit of QPRC Finance LLC, a Delaware limited liability company (together with its successors and assigns, “Secured Party”) and in favor of the Assignee as set forth below. For good and valuable consideration, the receipt and adequacy of are hereby acknowledged, Assignor hereby assigns the Patents set forth on Exhibit 1 hereto (the “Patents”) to the Assignee as follows:

1. Assignment of Patents. Assignor hereby assigns, transfers, and conveys to _________________________, a ______________________________ with offices at ________________________ (the “Assignee”) all of Assignor’s right, title and interest in and to the Patents together with the goodwill associated therewith and the right to sue for past infringement of the Patents.

2. Filing and Recordation. Assignee is hereby authorized to file or record this Assignment or any other instrument in such public offices and with such governmental authorities, including, without limitation, the United States Patent and Trademark Office, as Assignee may determine from time to time for the purpose of evidencing the foregoing assignment.

IN WITNESS WHEREOF, Assignor has executed this Assignment of Patents as of the date first above written.

ASSIGNOR:

FLASH UPLINK LLC

By:
Name:	Jon C. Scahill
Title:	CEO

CONFIDENTIAL

Exhibit 1 to Assignment of Patents

Patent List

Segment	Country	Patent	Title	Issue Date
HPE	US Patent	7,962,948	VIDEO-ENABLED COMMUNITY BUILDING	6/14/2011
HPE	US Patent	8,230,497	Method Of Identifying Software Vulnerabilities On A Computer System	7/24/2012
HPE	US Patent	7,353,539	SIGNAL LEVEL PROPAGATION MECHANISM FOR DISTRIBUTION OF A PAYLOAD TO VULNERABLE SYSTEMS	4/01/2008
HPE	US Patent	7,647,327	Method And System For Implementing Storage Strategies Of A File Autonomously Of A User	1/12/2010
HPE	US Patent	7,404,204	System And Method For Authentication Via A Single Sign-on Server	7/22/2008
HPE	US Patent	7,426,633	System And Method For Reflashing Disk Drive	9/16/2008
HPE	US Patent	8,027,333	IP-based Enhanced Emergency Services Using Intelligent Client Devices	9/27/2011
HPE	US Patent	7,440,442	IP-based Enhanced Emergency Services Using Intelligent Client Devices	10/21/2008

CONFIDENTIAL

ASSIGNMENT OF PATENTS

This ASSIGNMENT OF PATENTS (this “Assignment”), dated as of _____ __, 20__, is made by Peregrin Licensing LLC, a Texas limited liability company (“Assignor”), for the benefit of QPRC Finance LLC, a Delaware limited liability company (together with its successors and assigns, “Secured Party”) and in favor of the Assignee as set forth below. For good and valuable consideration, the receipt and adequacy of are hereby acknowledged, Assignor hereby assigns the Patents set forth on Exhibit 1 hereto (the “Patents”) to the Assignee as follows:

1. Assignment of Patents. Assignor hereby assigns, transfers, and conveys to _________________________, a ______________________________ with offices at ________________________ (the “Assignee”) all of Assignor’s right, title and interest in and to the Patents together with the goodwill associated therewith and the right to sue for past infringement of the Patents.

2. Filing and Recordation. Assignee is hereby authorized to file or record this Assignment or any other instrument in such public offices and with such governmental authorities, including, without limitation, the United States Patent and Trademark Office, as Assignee may determine from time to time for the purpose of evidencing the foregoing assignment.

IN WITNESS WHEREOF, Assignor has executed this Assignment of Patents as of the date first above written.

ASSIGNOR:

PEREGRIN LICENSING LLC

By:
Name:	Jon C. Scahill
Title:	CEO

CONFIDENTIAL

Exhibit 1 to Assignment of Patents

Patent List

Segment	Country	Patent No.	Title	Issue Date
PLL	US Patent	7,761,371	Analyzing a credit counseling agency	7/20/2010
PLL	US Patent	7,827,097	System for transferring an inbound communication to one of a plurality of credit-counseling agencies	11/02/2010
PLL	US Patent	7,860,785	Communication system to automatically refer an inbound communication	12/28/2010
PLL	US Patent	8,209,257	System for transferring an inbound communication to one of a plurality of credit-counseling agencies	6/26/2012
PLL	US Patent	8,725,630	Method of processing a phone call	5/13/2014
PLL	US Patent	9,948,771	Using an interactive voice response apparatus	4/17/2018
PLL	US Patent	10,230,840	Method of using an apparatus processing phone call routing	3/12/2019
PLL	US Patent	10,735,582	Apparatus processing phone calls	8/04/2020

CONFIDENTIAL

ASSIGNMENT OF PATENTS

This ASSIGNMENT OF PATENTS (this “Assignment”), dated as of _____ __, 20__, is made by Taasera Licensing LLC, a Texas limited liability company (“Assignor”), for the benefit of QPRC Finance LLC, a Delaware limited liability company (together with its successors and assigns, “Secured Party”) and in favor of the Assignee as set forth below. For good and valuable consideration, the receipt and adequacy of are hereby acknowledged, Assignor hereby assigns the Patents set forth on Exhibit 1 hereto (the “Patents”) to the Assignee as follows:

1. Assignment of Patents. Assignor hereby assigns, transfers, and conveys to _________________________, a ______________________________ with offices at ________________________ (the “Assignee”) all of Assignor’s right, title and interest in and to the Patents together with the goodwill associated therewith and the right to sue for past infringement of the Patents.

2. Filing and Recordation. Assignee is hereby authorized to file or record this Assignment or any other instrument in such public offices and with such governmental authorities, including, without limitation, the United States Patent and Trademark Office, as Assignee may determine from time to time for the purpose of evidencing the foregoing assignment.

IN WITNESS WHEREOF, Assignor has executed this Assignment of Patents as of the date first above written.

ASSIGNOR:

TAASERA LICENSING LLC

By:
Name:	Jon C. Scahill
Title:	CEO

CONFIDENTIAL

Exhibit 1 to Assignment of Patents

Patent List

Segment	Type	Number	Title	Issue Date
TLL	US Patent	8,327,441	System and method for application attestation	12/04/2012
TLL	US Patent	8,776,180	Systems and methods for using reputation scores in network services and transactions to calculate security risks to computer systems and platforms	7/08/2014
TLL	US Patent	8,850,517	Runtime risk detection based on user, application, and system action sequence correlation	9/30/2014
TLL	US Patent	8,850,588	Systems and methods for providing Mobile security based on dynamic Attestation	9/30/2014
TLL	US Patent	8,990,948	Systems and methods for orchestrating runtime operational integrity	3/24/2015
TLL	US Patent	9,027,125	Systems and methods for network flow remediation based on risk correlation	5/05/2015
TLL	US Patent	9,092,616	Systems and methods for threat identification and remediation	7/28/2015
TLL	US Patent	7,565,549	System and method for the managed security control of processes on a computer system	7/21/2009
TLL	US Patent	7,673,137	System and method for the managed security control of processes on a computer system	3/02/2010
TLL	US Patent	8,150,958	Methods, systems and computer program products for disseminating status information to users of computer resources	4/03/2012
TLL	US Patent	8,955,038	Methods and systems for controlling access to computing resources based on known security vulnerabilities	2/10/2015
TLL	US Patent	9,608,997	Methods and systems for controlling access to computing resources based on known security vulnerabilities	3/28/2017
TLL	US Patent	9,923,918	Methods and systems for controlling access to computing resources based on known security vulnerabilities	3/20/2018
TLL	Korean Patent	KR10-0796825	On demand virus scan	N/A
TLL	US Patent	8,572,738	On demand virus scan	10/29/2013
TLL	US Patent	6,842,796	Information extraction from documents with regular expression matching	1/11/2005
TLL	US Patent	6,928,549	Dynamic intrusion detection for computer systems	8/09/2005
TLL	US Patent	8,180,941	Mechanisms for priority control in resource allocation	5/15/2012
TLL	US Patent	8,055,996	Lightweight form pattern validation	11/08/2011
TLL	US Patent	8,086,835	Rootkit detection	12/27/2011
TLL	US Patent	8,127,356	System, method and program product for detecting unknown computer attacks	2/28/2012
TLL	US Patent	8,135,958	Method, system, and apparatus for dynamically validating a data encryption operation	3/13/2012
TLL	US Patent	8,140,853	Mutually excluded security managers	3/20/2012
TLL	US Patent	8,171,533	Managing web single sign-on applications	5/01/2012
TLL	US Patent	8,819,419	Method and system for dynamic encryption of a URL	8/26/2014
TLL	US Patent	9,118,634	Dynamic encryption of a universal resource locator	8/25/2015
TLL	US Patent	9,628,453	Dynamic encryption of a universal resource locator	4/18/2017
TLL	US Patent	9,860,251	Dynamic encryption of a universal resource locator	1/02/2018
TLL	US Patent	8,769,126	Expanded membership access control in a collaborative environment	7/01/2014
TLL	European Patent	EP2727042	Rules based actions for mobile device management	4/06/2016
TLL	US Patent	9,071,518	Rules based actions for mobile device management	6/30/2015
TLL	US Patent	7,631,354	System security agent authentication and alert distribution	7/06/2006

CONFIDENTIAL

ASSIGNMENT OF PATENTS

This ASSIGNMENT OF PATENTS (this “Assignment”), dated as of _____ __, 20__, is made by Multimodal Media LLC, a Texas limited liability company (“Assignor”), for the benefit of QPRC Finance LLC, a Delaware limited liability company (together with its successors and assigns, “Secured Party”) and in favor of the Assignee as set forth below. For good and valuable consideration, the receipt and adequacy of are hereby acknowledged, Assignor hereby assigns the Patents set forth on Exhibit 1 hereto (the “Patents”) to the Assignee as follows:

1. Assignment of Patents. Assignor hereby assigns, transfers, and conveys to _________________________, a ______________________________ with offices at ________________________ (the “Assignee”) all of Assignor’s right, title and interest in and to the Patents together with the goodwill associated therewith and the right to sue for past infringement of the Patents.

2. Filing and Recordation. Assignee is hereby authorized to file or record this Assignment or any other instrument in such public offices and with such governmental authorities, including, without limitation, the United States Patent and Trademark Office, as Assignee may determine from time to time for the purpose of evidencing the foregoing assignment.

IN WITNESS WHEREOF, Assignor has executed this Assignment of Patents as of the date first above written.

ASSIGNOR:

MULTIMODAL MEDIA LLC

By:
Name:	Jon C. Scahill
Title:	CEO

CONFIDENTIAL

Exhibit 1 to Assignment of Patents

Patent List

Segment	Type	Number	Title	Issue Date
MML	US Patent	7,725,116	Techniques for combining voice with wireless text short message services	5/25/2010
MML	US Patent	7,929,949	Interactive multimodal messaging	4/19/2011
MML	US Patent	8,107,978	Addressing voice SMS messages	1/31/2012
MML	US Patent	8,688,150	Methods for identifying messages and communicating with users of a multimodal message service	4/01/2014
MML	US Patent	9,185,227	Sender driven call completion system	11/10/2015
MML	US Patent	9,520,851	Predictive automatic gain control in a media processing system	12/13/2016
MML	US Patent	9,532,191	Multi-modal transmission of early media notifications	12/27/2016
MML	US Patent	9,686,324	System and method for establishing communication links between mobile devices	6/20/2017
MML	US Patent	10,552,030	Multi-Gesture Media Recording System	2/04/2020
MML	US Patent	10,884,609	Multi-Gesture Media Recording System	1/05/2021
MML	US Patent	11,294,562	Multi-Gesture Media Recording System	4/05/2022
MML	US Patent	11,567,653	Multi-Gesture Media Recording System	1/31/2023
MML	US Patent	11,822,779	Multi-Gesture Media Recording System	11/21/2023
MML	US Patent	8,161,116	Method and system for communicating a data file over a network	4/17/2012
MML	US Patent	8,504,633	Method and system for communicating a data file	8/06/2013

CONFIDENTIAL

ASSIGNMENT OF PATENTS

This ASSIGNMENT OF PATENTS (this “Assignment”), dated as of _____ __, 20__, is made by Tyche Licensing LLC, a Texas limited liability company (“Assignor”), for the benefit of QPRC Finance LLC, a Delaware limited liability company (together with its successors and assigns, “Secured Party”) and in favor of the Assignee as set forth below. For good and valuable consideration, the receipt and adequacy of are hereby acknowledged, Assignor hereby assigns the Patents set forth on Exhibit 1 hereto (the “Patents”) to the Assignee as follows:

1. Assignment of Patents. Assignor hereby assigns, transfers, and conveys to _________________________, a ______________________________ with offices at ________________________ (the “Assignee”) all of Assignor’s right, title and interest in and to the Patents together with the goodwill associated therewith and the right to sue for past infringement of the Patents.

2. Filing and Recordation. Assignee is hereby authorized to file or record this Assignment or any other instrument in such public offices and with such governmental authorities, including, without limitation, the United States Patent and Trademark Office, as Assignee may determine from time to time for the purpose of evidencing the foregoing assignment.

IN WITNESS WHEREOF, Assignor has executed this Assignment of Patents as of the date first above written.

ASSIGNOR:

TYCHE LICENSING LLC

By:
Name:	Jon C. Scahill
Title:	CEO

CONFIDENTIAL

Exhibit 1 to Assignment of Patents

Patent List

Segment	Type	Number	Title	Issue Date
Tyche	US Patent	6,900,087	Symmetric inducting device for an integrated circuit having a ground shield	5/31/2005
Tyche	US Patent	7,084,481	Symmetric inducting device for an integrated circuit having a ground shield	8/01/2006

CONFIDENTIAL

ASSIGNMENT OF PATENTS

This ASSIGNMENT OF PATENTS (this “Assignment”), dated as of _____ __, 20__, is made by Deepwell IP LLC, a Texas limited liability company (“Assignor”), for the benefit of QPRC Finance LLC, a Delaware limited liability company (together with its successors and assigns, “Secured Party”) and in favor of the Assignee as set forth below. For good and valuable consideration, the receipt and adequacy of are hereby acknowledged, Assignor hereby assigns the Patents set forth on Exhibit 1 hereto (the “Patents”) to the Assignee as follows:

1. Assignment of Patents. Assignor hereby assigns, transfers, and conveys to _________________________, a ______________________________ with offices at ________________________ (the “Assignee”) all of Assignor’s right, title and interest in and to the Patents together with the goodwill associated therewith and the right to sue for past infringement of the Patents.

2. Filing and Recordation. Assignee is hereby authorized to file or record this Assignment or any other instrument in such public offices and with such governmental authorities, including, without limitation, the United States Patent and Trademark Office, as Assignee may determine from time to time for the purpose of evidencing the foregoing assignment.

IN WITNESS WHEREOF, Assignor has executed this Assignment of Patents as of the date first above written.

ASSIGNOR:

DEEPWELL IP LLC

By:
Name:	Jon C. Scahill
Title:	CEO

CONFIDENTIAL

Exhibit 1 to Assignment of Patents

Patent List

Segment	Type	Number	Title	Issue Date
DIP	US Patent	6,936,898	Diagonal deep well region for routing body-bias voltage for MOSFETS in surface well regions	8/30/2005
DIP	US Patent	7,098,512	Layout patterns for deep well region to facilitate routing body-bias voltage	8/29/2006
DIP	US Patent	7,332,763	Selective coupling of voltage feeds for body bias voltage in an integrated circuit device	2/19/2008
DIP	US Patent	7,211,478	Diagonal deep well region for routing body-bias voltage for MOSFETS in surface well regions	5/01/2007
DIP	US Patent	7,645,664	Layout pattern for deep well region to facilitate routing body-bias voltage	1/12/2010
DIP	US Patent	7,323,367	Diagonal deep well region for routing body-bias voltage for MOSFETS in surface well regions	1/29/2008
DIP	US Patent	7,608,897	Sub-surface region with diagonal gap regions	10/27/2009
DIP	US Patent	9,251,865	Selective coupling of voltage feeds for body bias voltage in an integrated circuit device	2/02/2016
DIP	US Patent	8,415,730	Selective coupling of voltage feeds for body bias voltage in an integrated circuit device	4/09/2013
DIP	US Patent	7,149,851	Method and system for conservatively managing store capacity available to a processor issuing stores	12/12/2006
DIP	US Patent	7,606,979	Method and system for conservatively managing store capacity available to a processor issuing stores	10/20/2009
DIP	US Patent	RE44,025	Apparatus and method for integrated circuit power management	2/19/2013

CONFIDENTIAL

EXHIBIT I TO PURCHASE AGREEMENT

CURRENT CASE REPORTS

Reference is made to that certain Amended and Restated Prepaid Forward Purchase Agreement (as amended from time to time, the “Purchase Agreement”) is made by and among Quest Patent Research Corporation, a Delaware corporation (“Quest”), Peregrin Licensing LLC, a Texas limited liability company (“Peregrin”), Taasera Licensing LLC, a Texas limited liability company (“Taasera”), Multimodal Media LLC, a Texas limited liability company (“Multimodal”), Tyche Licensing LLC, a Texas limited liability company (“Tyche”), Deepwell IP LLC, a Texas limited liability company (“Deepwell”), Flash Uplink LLC, a Texas limited liability company (“Flash Uplink,” and, together with Quest, Peregrin, Taasera, Multimodal, Tyche, and Deepwell, “Seller”), and QPRC Finance LLC (“Buyer”), a Delaware limited liability company (each, a “Party,” and collectively, the “Parties”) dated effective as of February 19, 2021 (as amended and/or restated from time to time, the “Purchase Agreement”). All terms not expressly defined herein shall have the meaning ascribed to them in the Purchase Agreement and related Investment Documents.

Seller hereby certifies that the following is a complete list of each litigation in which a claim of a Patent is alleged to be infringed, each post-grant proceeding in which a claim of a Patent has been challenged, and any other litigation to which Seller is a party:

[***]

CONFIDENTIAL

EXHIBIT J TO PURCHASE AGREEMENT

CASE REPORTS

Reference is made to that certain Amended and Restated Prepaid Forward Purchase Agreement (as amended from time to time, the “Purchase Agreement”) is made by and among Quest Patent Research Corporation, a Delaware corporation (“Quest”), Peregrin Licensing LLC, a Texas limited liability company (“Peregrin”), Taasera Licensing LLC, a Texas limited liability company (“Taasera”), Multimodal Media LLC, a Texas limited liability company (“Multimodal”), Tyche Licensing LLC, a Texas limited liability company (“Tyche”), Deepwell IP LLC, a Texas limited liability company (“Deepwell”), Flash Uplink LLC, a Texas limited liability company (“Flash Uplink,” and, together with Quest, Peregrin, Taasera, Multimodal, Tyche, and Deepwell, “Seller”), and QPRC Finance LLC (“Buyer”), a Delaware limited liability company (each, a “Party,” and collectively, the “Parties”) dated effective as of February 19, 2021 (as amended and/or restated from time to time, the “Purchase Agreement”). All terms not expressly defined herein shall have the meaning ascribed to them in the Purchase Agreement and related Investment Documents.

Seller hereby certifies that the following is a complete list of each litigation in which a claim of a Patent is alleged to be infringed, each post-grant proceeding in which a claim of a Patent has been challenged, and any other litigation to which Seller is a party: